                                 Exhibit 10.1


                         Sale and Servicing Agreement
                         (without Schedule B thereto)

                                                                  Exhibit 10.1
                                                                  ------------


                                                                EXECUTION COPY




                         SALE AND SERVICING AGREEMENT


                                     among


                             SSB RV TRUST 2001-1,
                                    Issuer,


                         SSB VEHICLE SECURITIES INC.,
                                  Depositor,


                        SALOMON BROTHERS REALTY CORP.,
                                    Seller,


                     THE CIT GROUP/SALES FINANCING, INC.,
                    Servicer, Custodian and an Originator,


                           GMAC MORTGAGE CORPORATION
                               Back-up Servicer


                  THE CIT GROUP/CONSUMER FINANCE, INC. (NY),
                                an Originator,


                               CITIBANK, N.A.,
                              Bond Administrator,


                                      and


                       U.S. BANK NATIONAL ASSOCIATION,
                               Indenture Trustee




                         Dated as of December 1, 2001

                               Table of Contents
                                                                                                              Page
                                                                                                              ----

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01.       Definitions...................................................................................1
Section 1.02.       Other Definitional Provisions................................................................23

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

Section 2.01.       Conveyance of Receivables....................................................................25

                                  ARTICLE III

                                THE RECEIVABLES

Section 3.01.       Representations and Warranties of the Originator Concerning Receivables......................27
Section 3.02.       Representations and Warranties of the Originator Regarding the Receivables in the
                    Aggregate....................................................................................33
Section 3.03.       Representations and Warranties of the Seller.................................................33
Section 3.04.       Representations and Warranties of the Depositor..............................................34
Section 3.05.       Repurchase Upon Breach.......................................................................34
Section 3.06.       Custody of Receivable Files..................................................................35
Section 3.07.       Duties of Servicer as Custodian..............................................................35
Section 3.08.       Instructions; Authority to Act...............................................................36
Section 3.09.       Custodian's Indemnification..................................................................36
Section 3.10.       Effective Period and Termination.............................................................37
Section 3.11.       Filings......................................................................................37

                                  ARTICLE IV

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 4.01.       Duties of Servicer...........................................................................38
Section 4.02.       Collection of Receivable Payments; Modifications of Receivables..............................39
Section 4.03.       Realization upon Receivables.................................................................40
Section 4.04.       Physical Damage Insurance....................................................................41
Section 4.05.       Maintenance of Security Interests in Financed Vehicles.......................................42
Section 4.06.       Covenants of Servicer........................................................................43
Section 4.07.       Purchase of Receivables Upon Breach..........................................................44
Section 4.08.       Servicing Fee................................................................................45

                                                i

Section 4.09.       Servicer's Certificate.......................................................................45
Section 4.10.       Annual Statement as to Compliance; Notice of Servicer Termination Event......................45
Section 4.11.       Annual Independent Accountants' Report.......................................................46
Section 4.12.       Access to Certain Documentation and Information Regarding Receivables........................46
Section 4.13.       Term of Servicer.............................................................................47
Section 4.14.       Access to Information Regarding Trust and Basic Documents....................................47
Section 4.15.       Maintenance of Fidelity Bond and Errors and Omission Policy..................................47

                                   ARTICLE V

                   DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS

Section 5.01.       Establishment of Accounts....................................................................48
Section 5.02.       Collections..................................................................................50
Section 5.03.       Application of Collections...................................................................51
Section 5.04.       Purchase Amounts.............................................................................51
Section 5.05.       Permitted WIthdrawals from Collection Account................................................51
Section 5.06.       Distributions................................................................................52
Section 5.07.       Reserve Account..............................................................................55
Section 5.08.       Statements to Noteholders....................................................................56
Section 5.09.       Advances by the Servicer.....................................................................58

                                  ARTICLE VI

                                THE ORIGINATORS

Section 6.01.       Representations of Each Originator...........................................................59
Section 6.02.       Corporate Existence..........................................................................60
Section 6.03.       Liability of Originators; Indemnities........................................................60
Section 6.04.       Merger or Consolidation of, or Assumption of the Obligations of, each Originator.............60
Section 6.05.       Limitation on Liability of each Originator and Others........................................61
Section 6.06.       Originators May Own Notes....................................................................61
Section 6.07.       Hold Harmless................................................................................61

                                  ARTICLE VII

                                 THE DEPOSITOR

Section 7.01.       Representations of Depositor.................................................................62
Section 7.02.       Corporate Existence..........................................................................63
Section 7.03.       Liability of Depositor; Indemnities..........................................................63


                                                ii


Section 7.04.       Merger or Consolidation of, or Assumption of the Obligations of, Depositor...................63
Section 7.05.       Limitation on Liability of Depositor and Others..............................................64
Section 7.06.       Depositor May Own Notes......................................................................64
Section 7.07.       Depositor to Provide Copies of Relevant Securities Filings...................................64
Section 7.08.       Amendment of Depositor's Organizational Documents............................................64

                                 ARTICLE VIII

                                  THE SELLER

Section 8.01.       Representations of Seller....................................................................65
Section 8.02.       Limitation on Liability of Seller and Others.................................................65

                                  ARTICLE IX

                                 THE SERVICER

Section 9.01.       Representations of Servicer..................................................................66
Section 9.02.       Indemnities of Servicer......................................................................67
Section 9.03.       Merger or Consolidation of, or Assumption of the Obligations of, Servicer....................68
Section 9.04.       Limitation on Liability of Servicer and Others...............................................69
Section 9.05.       Appointment of Subservicer...................................................................69
Section 9.06.       Servicer Not to Resign.......................................................................69

                                   ARTICLE X

                                    DEFAULT

Section 10.01.      Servicer Termination Events..................................................................71
Section 10.02.      Consequences of a Servicer Termination Event.................................................72
Section 10.03.      Appointment of Successor Servicer............................................................73
Section 10.04.      Notification to Noteholders..................................................................73
Section 10.05.      Waiver of Past Defaults......................................................................74

                                  ARTICLE XI

                                  TERMINATION

Section 11.01.      Optional Purchase of All Receivables.........................................................75

                                                iii

                                  ARTICLE XII

                                 MISCELLANEOUS

Section 12.01.      Amendment....................................................................................76
Section 12.02.      Protection of Title to Trust.................................................................77
Section 12.03.      Notices......................................................................................79
Section 12.04.      Assignment by the Depositor or the Servicer..................................................79
Section 12.05.      Limitations on Rights of Others..............................................................79
Section 12.06.      Severability.................................................................................79
Section 12.07.      Counterparts.................................................................................80
Section 12.08.      Headings.....................................................................................80
Section 12.09.      GOVERNING LAW................................................................................80
Section 12.10.      Assignment by Issuer.........................................................................80
Section 12.11.      Nonpetition Covenants........................................................................80
Section 12.12.      Limitation of Liability of Owner Trustee and Indenture Trustee...............................80

                                 ARTICLE XIII

                             THE BACK-UP SERVICER

Section 13.01.      Appointment of Back-up Servicer..............................................................82
Section 13.02.      Duties of Back-up Servicer...................................................................82
Section 13.03.      Backup Servicing Standard....................................................................83
Section 13.04.      Limitation on Resignation of the Back-up Servicer............................................83
Section 13.05.      Rights in Respect of the Back-up Servicer....................................................83
Section 13.06.      Termination..................................................................................83
Section 13.07.      Resignation or Termination of Back-up Servicer...............................................84
Section 13.08.      Backup Servicing Fee.........................................................................85
Section 13.09.      Indemnity....................................................................................85
Section 13.10.      Limitation of Liability......................................................................85


SCHEDULE A      Schedule of Receivables
SCHEDULE C      Location of Receivable Files
EXHIBIT A       Form of Distribution Date Statement to Noteholders
EXHIBIT B       Form of Servicer's Certificate
EXHIBIT C       [Reserved]
EXHIBIT D

      This SALE AND SERVICING AGREEMENT, dated as of December 1, 2001, among SSB RV TRUST 2001-1, a Delaware business trust (the "Issuer"), SSB VEHICLE SECURITIES INC., a Delaware corporation (the "Depositor"), THE CIT GROUP/SALES FINANCING, INC., as servicer ("CITSF" in such capacity, the "Servicer"), as custodian (in such capacity, the "Custodian"), and as an Originator ("CITCF-NY" in such capacity, an "Originator"), THE CIT GROUP/CONSUMER FINANCE, INC. (NY), as an originator (in such capacity, an "Originator"), SALOMON BROTHERS REALTY CORP., a New York Corporation as seller (the "Seller"), CITIBANK, N.A. as bond administrator (the "Bond Administrator"), GMAC MORTGAGE CORPORATION as back-up servicer (the "Back-up Servicer") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the "Indenture Trustee").

      WHEREAS, the Issuer desires to purchase from the Depositor a portfolio of receivables arising in connection with recreational vehicle retail installment sale contracts originated or purchased by the Originators in the ordinary course of their businesses;

      WHEREAS, the Depositor is willing to sell such receivables to the Issuer; and

      WHEREAS, The CIT Group/Sales Financing, Inc. is willing to service such receivables.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      "Affiliate" means. as to any Person, any other Person controlling, controlled by or under common control with such Person.

      "Advance" means, as to any Distribution Date, the aggregate of all scheduled payments of interest which were due during the related Collection Period that remained unpaid at the end of such Collection Period and were not collected during such Collection Period, exclusive of any such scheduled payment which the Servicer has determined would be a Nonrecoverable Advance if an advance in respect of such scheduled payment were made.

      "Advance Reimbursement Amount" means any amount received or deemed to be received by the Servicer pursuant to Section 5.09 in reimbursement of a Advance made out of its own funds.

      "Additional Servicer Termination Event" shall have the meaning set forth in Section 10.01(b).

      "Administration Agreement" means the Owner Trust Administration Agreement dated as of December 1, 2001 among the Issuer, the Indenture Trustee and Citibank, N.A., as administrator.

      "Aggregate Principal Balance" means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable (other than a Purchased Receivable) that became a Liquidated Receivable during the related Collection Period and (ii) any Receivable (other than a Liquidated Receivable) that was purchased or repurchased by any Person pursuant to this Agreement during the related Collection Period) as of the date of determination.

      "Agreement" means this Sale and Servicing Agreement, as the same may be amended or supplemented from time to time.

      "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.

      "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of interest stated in the related Contract.

      "Average Principal Balance" means, with respect to any Collection Period, the sum of the Principal Balance of the Receivables as of the close of business on the last day of the immediately preceding Collection Period and the Principal Balance of the Receivables as of the close of business on the last day of such Collection Period, divided by two.

      "Back-up Servicer" means GMAC Mortgage Corporation, as the Back-up Servicer, and each successor Back-up Servicer pursuant to Section 13.01 of the Agreement.

      "Back-up Servicer Duties" has the meaning assigned to such term in
Section 13.02.

      "Back-up Servicer Fee" means, with respect to any Distribution Date, an amount equal to one-twelfth of the greater of (A) the product of the Back-up Servicer Fee Rate and the Pool Balance as of the first day of the related Collection Period and (B) $50,000.

      "Back-up Servicer Fee Rate" means 0.005% per annum.

      "Back-up Servicing Standard" has the meaning assigned to that term in
Section 13.03.

      "Back-up  Servicing  Tape"  has the  meaning  assigned  to such  term in
Section 13.01. hereof.

      "Basic Documents" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, the Securities Account Control

Agreement and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

      "Beneficial Interest" means a trust certificate issued by the Certificate Trust, having the percentage interest set forth on the face thereof, held by a beneficial owner and representing a fractional undivided equity interest in the Certificate Trust.

      "Bond Administrator" means the Person acting as Bond Administrator under the Indenture, its successors in interest and any successor trustee under the Indenture.

      "Bond Administrator Fee" means the fee payable to the Bond
Administrator, as may be agreed upon from time to time by the parties hereto; provided that, with respect to any Distribution Date, the sum of the Bond Administrator Fee and the Indenture Trustee Fee for such Distribution Date shall be one-twelfth of $12,500.

      "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or any other day on which national banking institutions or commercial banking institutions in the States of New York, Oklahoma or Delaware are authorized or required by law, executive order or governmental decree to be closed.

      "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust.

      "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

      "Certificate Trust" means SSB RV Certificate Trust 2001-A, a Delaware business trust.

      "Certificateholders" has the meaning assigned to such term in the Trust Agreement.

      "Class" means any one of the classes of Notes.

      "Class A Note" means any Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 or Class A-5 Note.

      "Class A Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Interest Distributable Amount for such Distribution Date, the Class A-2 Interest Distributable Amount for such Distribution Date, the Class A-3 Interest Distributable Amount for such Distribution Date, the Class A-4 Interest Distributable Amount for such Distribution Date and the Class A-5 Interest Distributable Amount for such Distribution Date.

      "Class A-1 Final Scheduled Distribution Date" means the Distribution Date in January 2003.

      "Class A-1 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-1 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-1 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-1 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-1 Rate.

      "Class A-1 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Monthly Interest Distributable Amount for such Distribution Date and the Class A-1 Interest Carryover Shortfall for such Distribution Date.

      "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the day immediately prior to such Distribution Date, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
Date), after giving effect to all distributions of principal to the Class A-1 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

      "Class A-1 Note Balance" means, as of any date of determination, the Initial Class A-1 Note Balance less all amounts distributed to Class A-1 Noteholders on or prior to such date and allocable to principal.

      "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

      "Class A-1 Notes" means the 1.915% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

      "Class A-1 Rate" means 1.915% per annum.

      "Class A-2 Final Scheduled Distribution Date" means the Distribution Date in December 2008.

      "Class A-2 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-2 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-2 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-2 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-2 Rate.

      "Class A-2 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-2 Monthly Interest Distributable Amount for such Distribution Date and the Class A-2 Interest Carryover Shortfall for such Distribution Date.

      "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the first day of the preceding calendar month to and including the last day of the preceding calendar month, on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the first day of the preceding calendar month. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

      "Class A-2 Notes" means the 2.89% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

      "Class A-2 Rate" means 2.89% per annum.

      "Class A-3 Final Scheduled Distribution Date" means the Distribution Date in February 2013.

      "Class A-3 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-3 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-3 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-3 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-3 Rate.

      "Class A-3 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-3 Monthly Interest Distributable Amount for such Distribution Date and the Class A-3 Interest Carryover Shortfall for such Distribution Date.

      "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the first day of the preceding calendar month to and including the last day of the preceding calendar month, on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the first day of the preceding calendar month. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

      "Class A-3 Notes" means the 4.74% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

      "Class A-3 Rate" means 4.74% per annum.

      "Class A-4 Final Scheduled Distribution Date" means the Distribution Date in December 2014.

      "Class A-4 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-4 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-4 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-4 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-4 Rate.

      "Class A-4 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-4 Monthly Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Carryover Shortfall for such Distribution Date.

      "Class A-4 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the first day of the preceding calendar month to and including the last day of the preceding calendar month, on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the first day of the preceding calendar month. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

      "Class A-4 Notes" means the 5.81% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

      "Class A-4 Rate" means 5.81% per annum.

      "Class A-5 Final Scheduled Distribution Date" means the Distribution Date in April 2016.

      "Class A-5 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-5 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-5 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-5 Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-5 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-5 Rate.

      "Class A-5 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-5 Monthly Interest Distributable Amount for such Distribution Date and the Class A-5 Interest Carryover Shortfall for such Distribution Date.

      "Class A-5 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the first day of the preceding calendar month to and including the last day of the preceding calendar month, on the Class A-5 Notes at the Class A-5 Rate on the Outstanding Amount of the Class A-5 Notes on the first day of the preceding calendar month. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-5 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      "Class A-5 Noteholder" means the Person in whose name a Class A-5 Note is registered in the Note Register.

      "Class A-5 Notes" means the 6.30% Asset Backed Notes, Class A-5, substantially in the form of Exhibit A-5 to the Indenture.

      "Class A-5 Rate" means 6.30% per annum.

      "Class B Final Scheduled Distribution Date" means the Distribution Date in April 2018.

      "Class B Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class B Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class B Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class B Rate.

      "Class B Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the first day of the preceding calendar month to and including the last day of the preceding calendar month, on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes on the first day of the preceding calendar month. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

      "Class B Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class B Monthly Interest
Distributable Amount for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

       "Class B Notes" means the 6.64% Asset Backed Notes, Class B, substantially in the form of Exhibit B to the Indenture.

      "Class B Rate" means 6.64% per annum.

      "Class C Final Scheduled Distribution Date" means the Distribution Date in December 2019.

      "Class C Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class C Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class C Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class C Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class C Rate.

      "Class C Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the first day of the preceding calendar month to and including the last day of the preceding calendar month, on the Class C Notes at the Class C Rate on the Outstanding Amount of the Class C Notes on the first day of the preceding calendar month. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

      "Class C Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class C Monthly Interest
Distributable Amount for such Distribution Date and the Class C Interest Carryover Shortfall for such Distribution Date.

       "Class C Notes" means the 7.03% Asset Backed Notes, Class C, substantially in the form of Exhibit B to the Indenture.

      "Class C Rate" means 7.03% per annum.

      "Class D Final Scheduled Distribution Date" means the Distribution Date in January 2023.

      "Class D Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class D Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class D Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class D Notes actually deposited in the Note Interest Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class D Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class D Rate.

      "Class D Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the first day of the preceding calendar month to and including the last day of the preceding calendar month, on the Class D Notes at the Class D Rate on the Outstanding Amount of the Class D Notes on the first day of the preceding calendar month. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class D Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

      "Class D Noteholder" means the Person in whose name a Class D Note is registered in the Note Register.

      "Class D Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class D Monthly Interest
Distributable Amount for such Distribution Date and the Class D Interest Carryover Shortfall for such Distribution Date.

       "Class D Notes" means the 7.42% Asset Backed Notes, Class D, substantially in the form of Exhibit B to the Indenture.

      "Class D Rate" means 7.42% per annum.

      "Closing Date" means December 27, 2001.

      "Collateral" has the meaning specified in the Granting Clause of the Indenture.

      "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

      "Collection Period" means with respect to any Distribution Date, the calendar month preceding such Distribution Date. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (i) all applications of collections and (ii) all distributions to be made on the following Distribution Date.

      "Computer Tape" means the computer tape generated by the Originator which provides information regarding the Receivables, and includes a master file and a history file.

      "Contract" means a recreational vehicle retail installment sale contract.

      "Controlling Party" means (i) if the Notes have not been paid in full, the Indenture Trustee acting at the direction of at least a majority in Outstanding Amount of the Noteholders and (ii) if the Notes have been paid in full, the Owner Trustee for the benefit of the Certificateholders.

      "Conveyed Assets" shall have the meaning set forth in Section 2.01.

      "Corporate Trust Administration Department" shall have the meaning set forth in the Trust Agreement.

      "Corporate Trust Office" shall have the meaning set forth in the Indenture.

      "Cram Down Loss" means any loss resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable or otherwise modifies or restructures the scheduled payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the principal balance of the Receivable immediately prior to such order over (ii) the principal balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred on the date on which the Servicer receives notice of such order.

      "Cumulative Net Loss Rate" means, with respect to any date of determination, a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Net Liquidation Losses since the Cutoff Date and the denominator of which is equal to the Original Pool Balance.

      "Custodian" means CITSF, in its capacity as custodian of the Receivables.

      "Cutoff Date" means the close of business on November 30, 2001.

      "Delivery" when used with respect to Trust Account Property means:

      (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

      (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

      (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either
(i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and

      (d) with respect to any item of Trust Account Property that is a security entitlement causing the securities intermediary to indicate on its books and records that such security entitlement has been credited to a securities account of the Indenture Trustee.

      "Depositor" means SSB and its successors in interest.

      "Determination Date" means, with respect to each Distribution Date, the third Business Day preceding such Distribution Date.

      "Distribution Date" means, with respect to each Collection Period, the fifteenth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on January 15, 2002.

      "Distribution Date Statement" means the monthly report to Securityholders specified in Section 5.08, the form of which is set forth in Exhibit A.

      "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

      "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that
(i) has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "A2" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of at least "A-1+" by Standard & Poor's and "Prime-1" by Moody's and (ii) the deposits of which are insured by the FDIC.

      "Eligible Investments" means securities, negotiable instruments or security entitlements, excluding any security with an "r" attached to the rating thereof, that evidence:

      (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

      (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

      (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

      (d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

      (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

      (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause; and

      (g) any other investment with respect to which the Rating Agency Condition is met and the Issuer, the Indenture Trustee or the Servicer has received written notification from Standard & Poor's that the acquisition of such investment will not result in a reduction, withdrawal or downgrade of the then-current rating of any Class of Notes.

      "Eligible Servicer" means (a) CITSF or (b) any other Person that at the time of its appointment as Servicer (i) is servicing a portfolio of recreational vehicle retail installment sale contracts or recreational vehicle installment loans, (ii) legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of recreational vehicle retail installment sale contracts or recreational vehicle installment loans similar to the Receivables with reasonable skill and care and (iv) has a minimum net worth of $50,000,000.

      "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

      "Final Scheduled Distribution Date" means the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date, the Class A-4 Final Scheduled Distribution Date, the Class A-5 Final Scheduled Distribution Date, the Class B Final Scheduled Distribution Date, the Class C Final Scheduled Distribution Date or the Class D Final Scheduled Distribution Date, as applicable.

      "Financed Vehicle" means a new or used motor home, travel trailer, fifth wheel, horse trailer or other type of recreational vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the related Receivable.

      "First Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date.

      "Force-Placed Insurance" shall have the meaning set forth in Section 4.04(a).

      "Indenture" means the Indenture, dated as of December 1, 2001, among the Issuer, the Indenture Trustee and the Bond Administrator.

      "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

      "Indenture Trustee Fee" means the fee payable to the Indenture Trustee, as may be agreed upon from time to time by the parties hereto; provided that, with respect to any Distribution Date, the sum of the Indenture Trustee Fee and the Bond Administrator Fee for such Distribution Date shall be one-twelfth of $12,500.

      "Initial Class A-1 Note Balance" means $29,400,000.

      "Initial Class A-2 Note Balance" means $237,000,000.

      "Initial Class A-3 Note Balance" means $190,000,000.

      "Initial Class A-4 Note Balance" means $74,000,000.

      "Initial Class A-5 Note Balance" means $47,888,000.

      "Initial Class B Note Balance" means $24,298,000.

      "Initial Class C Note Balance" means $22,678,000.

      "Initial Class D Note Balance" means $22,678,733.

      "Insurance Policy" means, with respect to each Receivable, the policy of physical damage and all other insurance covering the Financed Vehicles or the Obligors.

      "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

      "Insurance Advances" shall have the meaning set forth in Section
4.04(c).

      "Interest Accrual Period" means, with respect to the Class A-1 Notes, the period from and including the most recent Distribution Date on which interest has been paid (or, in the case of the first Distribution Date, the Closing Date) to and including the day before the Distribution Date and, with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes, the Class C Notes and the Class D Notes, the period from and including the first day of the preceding calendar month to and including the last day of the preceding calendar month.

      "Interest Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Distribution Date: (a) that portion of all collections on Receivables allocable to interest with respect to such Collection Period (including any Advances for that Collection Period, but excluding the amount, if any, of reimbursements of Advances previously made by the Servicer), (b) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (c) Recoveries for such Collection Period, (d) Investment Earnings for the related Distribution Date, (e) Liquidation Proceeds for such Collection Period to the extent allocable to interest, and (f) Net Investment Losses required to be deposited by the Seller; provided, however, that in calculating the Interest Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Interest Distribution Amount in a prior Collection Period.

      "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account (other than the Collection Account) to be applied on such Distribution Date pursuant to Section 5.01(e).

      "Issuer" means SSB RV Trust 2001-1.

      "Late Fees" means any late fees, prepayment charges, extension fees or other administrative fees or similar charges allowed by applicable law with respect to the Receivables.

      "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

      "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the related Financed Vehicle has been repossessed in excess of 60 days and has not yet been liquidated,
(iii) the Servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received or (iv) the end of the Collection Period in which the Receivable becomes 120 days or more past due.

      "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses (including reasonable attorney's fees and disbursements) of the Servicer reasonably allocated to such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

      "List of Receivables" means the list of receivables set forth in Schedule A.

      "Maximum Delinquency Rate" shall have the meaning set forth in Schedule
B.

      "Maximum Net Loss Rate" shall have the meaning set forth in Schedule B.

      "Moody's" means Moody's Investors Service, Inc., and its successors.

      "Net Investment Losses" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(e) exceeds the aggregate of all interest and other income realized during such period on such funds.

      "Net Liquidation Losses" means the amount, if any, by which (a) the aggregate Principal balance of all Receivables that became Liquidated Receivables since the Cutoff Date exceeds (b) the Liquidation Proceeds received since the Cutoff Date in respect of all Receivables that became Liquidated Receivables.

      "Nonrecoverable Advance" means any advance made or proposed to be made pursuant to Section 5.09, which the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from Liquidation Proceeds or otherwise. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment.

      "Note Balance" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance, (iv) the Initial Class A-4 Note Balance, (v) the Initial Class A-5 Note Balance, (vi) the Initial Class B Note Balance, (vii) the Initial Class C Note Balance and
(viii) the Initial Class D Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

      "Note Interest Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

      "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

      "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes, the Class C Notes and the Class D Notes.

      "Noteholders" shall mean the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class A-5 Noteholders, the Class B Noteholders, the Class C Noteholders or the Class D Noteholders.

      "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

      "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president, any vice president, the controller or any assistant controller and (b) a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

      "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor, the Servicer or the Trust, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the person required to provide such an Opinion of Counsel.

      "Original Pool Balance" means an amount equal to the aggregate Principal Balance, as of the Cutoff Date, of the Receivables listed on Schedule A hereto, which shall be $647,942,733.07.

      "Originator" means CITSF and/or CITCF-NY, either individually or collectively, as the context may require.

      "Outstanding Amount" means, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding (as defined in the Indenture) as of such date of determination.

      "Outstanding Amount Advanced" means, as to any Distribution Date, the aggregate of all Advances remitted by the Servicer out of its own funds pursuant to Section 5.09, less the aggregate of all related Advance Reimbursement Amounts actually received prior to such Distribution Date.

      "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

      "Owner Trustee Fee" means, with respect to any Distribution Date, an amount equal to one twelfth of the Owner Trustee Fee Rate.

      "Owner Trustee Fee Rate" means $15,000 per annum.

      "Paid-Ahead Account" means the account designated as such, established and maintained pursuant to Section 5.01(e).

      "Paid-Ahead Period" shall have the meaning set forth in Section 5.03(b).

      "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

      "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

      "Pool Balance" means, with respect to any Distribution Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted by the Servicer or either Originator for the related Collection Period, and after adjustment for Cram Down Losses and reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Liquidated Receivables during such Collection Period.

      "Precomputed Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related Contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

      "Principal Balance" means, with respect to any Receivable and a Determination Date, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of
(1) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the actuarial method (with respect to Precomputed Receivables) or the Simple Interest Method (with respect to Simple Interest Receivables), as applicable, and (2) any Cram Down Losses with respect to such Receivable.

      "Principal Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(c).

      "Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, an amount equal to (x) one hundred percent (100%) of the unpaid principal balance due on such Receivable on such date of purchase plus
(y) accrued and unpaid interest on such Receivable to the end of the calendar month in which such purchase occurs.

      "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.07 or by an Originator pursuant to Section 3.05.

      "Rating Agency" means Moody's or Standard & Poor's, as the context may require. If none of Moody's, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

      "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer or the Indenture Trustee in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of any Class of Notes.

      "Realized Losses" means, as to any Distribution Date, the amount, if any, by which the outstanding aggregate Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period exceeds that portion allocable to principal of all Liquidation Proceeds received with respect to such Liquidated Receivables.

      "Receivable Files" means the following documents or instruments with respect to each Receivable:

            (i) the original of the Receivable (together with any agreements modifying the Receivable, including, without limitation, any extension agreement);

            (ii) the original or a true copy of the credit application fully executed by the Obligor if available;

            (iii) the original certificate of title (except with respect to such certificates issued by jurisdictions in which such originals are required to be delivered to the related Obligor) and such other evidence of perfection of the security interest in the related Financed Vehicle granted by such receivable in accordance with the Servicer's customary procedures, evidencing the security interest of the Servicer in the Financed Vehicle; and

            (iv) any and all other documents that the Servicer has on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

      "Receivables" means any contract listed on Schedule A (which Schedule may be in the form of microfiche).

      "Receivables   Purchase   Agreement"  means  the  Receivables   Purchase
Agreement dated as of December 1, 2001, between Salomon Brothers Realty Corp., as seller and SSB, as depositor.

      "Record Date" means, as to any Distribution Date, the day immediately preceding such Distribution Date.

      "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

      "Regular Principal Allocation" means, with respect to any Distribution Date, the excess, if any, of the aggregate Outstanding Amount of the Notes as of the day immediately preceding such Distribution Date over the Pool Balance with respect to such Distribution Date; provided however, that the Regular Principal Allocation on any Distribution Date shall not exceed the Outstanding Amount of the Notes as of the day immediately preceding such Distribution Date and provided further, that the Regular Principal Allocation on or after the Final Scheduled Distribution Date of any Class of Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class of Notes to zero.

      "Regular Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the related Collection Period: (i) that portion of all collections on the Receivables during such Collection Period allocable to principal (other than partial prepayments of Precomputed Receivables representing amounts not due in such Collection Period that shall be deposited in the Paid-Ahead Account pursuant to Section 5.02(b)), (ii) the aggregate outstanding principal balance of all Receivables that became Liquidated Receivables during such Collection Period, (iii) the aggregate amount of any Cram Down Losses, and (iv) that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period.

      "Related Receivable Assets" means all documents contained in the Receivables Files relating to the Receivables.

      "Reserve Account" means the account designated as such, established by the Issuer and maintained by the Bond Administrator on behalf of the Indenture Trustee pursuant to Section 5.01(d).

      "Reserve Account Initial Deposit" means $6,479,427.33.

      "Reserve Account Pay-Down Date" means the Distribution Date immediately following the first Distribution Date on which the amount on deposit in the Reserve Account on such Distribution Date (after giving effect to any withdrawals therefrom relating to such Distribution Date) is equal to or greater than the aggregate Purchase Price of the Receivables that the Servicer or the Certificateholders, as applicable, would be required to pay to exercise the option to purchase the Receivables pursuant to Section 11.01(a).

      "Reserve Account Release Amount" means, with respect to any Distribution Date, the excess, if any, of (i) the amount on deposit in the Reserve Account on such Distribution Date (prior to giving effect to any withdrawals therefrom relating to such Distribution Date) over (ii) the Reserve Account Required Amount with respect to such Distribution Date.

      "Reserve Account Required Amount" means (a) on the Closing Date, the Reserve Account Initial Deposit and (b) with respect to any Distribution Date, an amount equal to the lesser of (i) $12,958,854.66 and (ii) the aggregate principal amount of the Notes on such Distribution Date (after giving effect to distributions on such date).

      "Reserve Account Withdrawal Amount" means, with respect to each Distribution Date, the lesser of (i) the amount then on deposit in the Reserve Account (after giving effect to any withdrawals therefrom relating to any Reserve Account Release Amount for such Distribution Date) and (ii) the excess, if any, of the sum of following amounts for such Distribution Date over the Total Distribution Amount for such Distribution Date:

            (A) the aggregate amount required to be paid pursuant to Sections 5.06(b)(i), (ii), (iii), (iv), (vi), (viii) and (x);

            (B) in the case of any Distribution Date occurring on or after the Final Scheduled Distribution Date of any Class of Notes, the amount required to be paid pursuant to Section 5.06(b)(xi) in reduction of the Outstanding Amount of such Class of Notes;

            (C) if the aggregate Outstanding Amount of the Notes (after giving effect to distributions from the Total Distribution Amount on such Distribution Date) exceeds the Pool

Balance with respect to such Distribution Date, an amount equal to the excess of such aggregate Outstanding Amount of the Notes over such Pool Balance, reduced by any amount required to be paid pursuant to Section 5.06(b)(xi) in reduction of the Outstanding Amount of a Class of Notes on the Final Distribution Date of such Class of Notes; and

            (D) in the case of the Distribution Date occurring on the Reserve Account Pay-Down Date, the amount necessary to reduce the Outstanding Amount of the Notes to zero.

      "Responsible Officer" means the chairman of the board, the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, the secretary, the assistant secretary or any other officer or assistant officer of such person customarily performing (or supervising the performance of) functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is required because of such officer's knowledge and familiarity with the particular subject. Responsible Officer of the Owner Trustee shall be as defined in the Indenture.

      "Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

      "Second Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date.

      "Securities" means the Notes and the Certificates.

      "Securities Account Control Agreement" means the Securities Account Control Agreement dated as of December 1, 2001 among the Issuer, the Indenture Trustee and the Securities Intermediary.

      "Securities Intermediary" means Citibank, N.A., in its capacity as the securities intermediary in the Securities Account Control Agreement dated as of December 1, 2001.

      "Securityholders" means the Noteholders and/or the Certificateholders, as the context may require.

      "Seller" means Salomon Brothers Realty Corp. and its successors in interest, as seller of the Receivables to the Depositor pursuant to the Receivables Purchase Agreement.

      "Servicer" means CITSF, as the servicer of the Receivables, and each successor to CITSF (in the same capacity) pursuant to Section 7.03 or 8.03.

      "Servicer Termination Event" shall have the meaning set forth in Section 10.01(a).

      "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.08, substantially in the form of Exhibit B.

      "Servicing Fee" means, with respect to any Distribution Date, an amount equal to the sum of (i) the product of one twelfth of the Servicing Fee Rate and the Pool Balance as of the first day of the related Collection Period, and
(ii) any Late Fees, prepayment charges, extension fees and other administrative fees or similar charges collected on the Receivables.

      "Servicing Fee Rate" means 0.50% per annum.

      "Simple Interest Receivable" means a Receivable as to which the interest is calculated each day on the basis of the actual principal balance outstanding on such day.

      "Simple Interest Method" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (determined in accordance with State law) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

      "SSB" means SSB Vehicle Securities Inc., a Delaware corporation, and its successors.

      "Standard &   Poor's"  means  Standard &   Poor's,  a  division  of  The
McGraw-Hill Companies, Inc., and its successors.

      "Supplemental Servicing Fee" means, with respect to any Distribution Date, the product of one-twelfth of the Supplemental Servicing Fee Rate and the Pool Balance as of the first day of the related Collection Period.

      "Supplemental Servicing Fee Rate" means 1.00% per annum.

      "Termination Trigger Event" means, with respect to any date of determination, either of the following conditions shall have existed for three consecutive monthly Collection Periods: (a) the aggregate Principal Balance of Receivables that are 60 days or more delinquent (including Receivables relating to Financed Vehicles that have been repossessed) as a percentage of the aggregate Principal Balance of the Receivables for the preceding calendar month exceeds the Maximum Delinquency Rate for such date or (b) the Cumulative Net Loss Rate for such date of determination exceeds the Maximum Net Loss Rate for such date.

      "Third Allocation of Principal" means, with respect to any Distribution Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes, the Class B Notes and the Class C Notes (as of the day immediately preceding such Distribution Date) over (y) the Pool Balance for such Distribution Date.

      "Total Distribution Amount" means, for each Distribution Date, the sum of the related Interest Distribution Amount and the related Regular Principal Distributable Amount (other than the portion thereof attributable to Realized Losses or Cram Down Losses).

      "Trust" means the Issuer.

      "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

      "Trust Accounts" shall mean the Collection Account, the Note Interest Distribution Account, Principal Distribution Account, the Reserve Account and the Paid-Ahead Account.

      "Trust Agreement" means the Trust Agreement, dated as of December 1, 2001, between the Depositor and the Owner Trustee.

      "Trust Officer" means, in the case of the Indenture Trustee, any Officer within the Capital Markets Fiduciary Services Department of the Indenture Trustee (or any successor department), including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

      "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

      "Weighted Average Security Rate" means the percentage equivalent of a fraction, the numerator of which is the sum of (1) the product of the Class A-1 Rate times the Initial Class A-1 Note Balance, (2) the product of the Class A-2 Rate times the Initial Class A-2 Note Balance, (3) the product of the Class A-3 Rate times the Initial Class A-3 Note Balance, (4) the product of the Class A-4 Rate times the Initial Class A-4 Note Balance, (5) the product of the Class A-5 Rate times the Initial Class A-5 Note Balance, (6) the product of the Class B Rate times the Initial Class B Note Balance, (7) the product of the Class C Rate times the Initial Class C Note Balance and (8) the product of the Class D Rate times the Initial Class D Note Balance and the denominator of which is the sum of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class A-5 Note Balance, the Initial Class B Note Balance, the Initial Class C Note Balance and the Initial Class D Note Balance.

      Section 1.02. Other Definitional Provisions.

      (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

      (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

      (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; "or" shall include "and/or"; and the term "including" shall mean "including without limitation".

      (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

      (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

      Section 2.01. Conveyance of Receivables. In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes and the Beneficial Interests, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, all right, title and interest of the Depositor in and to:

            (i) the Receivables, and all rights, benefits, obligations and proceeds arising therefrom or in connection therewith, including the right to all moneys received thereon after the Cutoff Date ;

            (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

            (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from insurance policies covering the Financed Vehicles or the related Obligors;

            (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of either of the Originators, the Depositor, the Servicer or the Trust;

            (v) all rights of the Depositor to proceeds of all Insurance Policies covering any Financed Vehicles or Obligors;

            (vi) the proceeds from any Servicer's errors and omissions protection policy, any fidelity bond and any blanket physical damage policy, to the extent such proceeds relate to any Financed Vehicle;

            (vii) all documents and other items contained in the Receivable
      Files;

            (viii) all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement;

            (ix) all right, title and interest in all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon, in the case of the Reserve Account and the Paid-Ahead Account); and

            (x) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (ix) above, the "Conveyed Assets").

      It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other related property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Noteholders as security for the Depositor's obligations hereunder.

                                  ARTICLE III

                                THE RECEIVABLES

      Section 3.01. Representations and Warranties of the Originator Concerning Receivables.

      Each Originator, jointly and severally, makes the following representations and warranties to the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee and the Bond Administrator, and the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee and the Bond Administrator shall be declared to have relied upon such representations and warranties on the date hereof and on the Closing Date, regardless of any independent investigation and/or review now, heretofore or hereafter made by the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee or the Bond Administrator or their respective attorneys or agents, and regardless of any opportunity for any such investigation or review. The following representations and warranties of each Originator are made as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale transfer and delivery of the Receivables by the Seller to the Depositor and by the Depositor to the Issuer and shall survive the pledge thereof to the Indenture Trustee in accordance with the terms of the
Indenture:

      (a) List of Receivables. The information set forth in the List of Receivables is true and correct as of its date.

      (b) Characteristics. The Receivables have the following characteristics as of the Cutoff Date:

            (i) each Receivable is secured by a Financed Vehicle;

            (ii) each Receivable has a fixed APR, which is equal to or greater than 2.90%;

            (iii) the remaining maturity of each Receivable is at least 0 months, but not more than 236 months;

            (iv) the original maturity of each Receivable was at least 12 months, but not more than 243 months;

            (v) the weighted average remaining term to stated maturity of the Receivables was 163 months;

            (vi) the weighted average APR of the Receivables was 9.82%;

            (vii) the final scheduled payment dates on the Receivables range from December 17, 2001 to January 7, 2022;

            (viii) the average remaining principal balance of the Receivables per contract was $33,694.37;

            (ix) the outstanding principal balances of the Receivables ranged from $111.63 to $520,439.55;

            (x) each of the Receivables was first entered onto the Originator's servicing system (which, typically, represents the date on which the Originator funds the purchase of such Receivables from dealers) between November 20, 1986 and July 27, 2001;

            (xi) not more than 3.09% of the Obligors under the Receivables by Original Pool Balance had mailing addresses in any one state, as determined by information provided by Obligors (except debtors with mailing addresses in California, Texas and Florida, which represent approximately 18.59%, 14.39% and 9.31%, respectively, of the Original Pool Balance);

            (xii) at least 71.70% of the Receivables, based on Original Pool Balance, were secured by new Financed Vehicles at origination;

            (xiii) (approximately 41.45%, 19.18%, 26.89% and 12.49%, based on
      Original Pool Balance, were secured by motor homes, fifth wheels, travel trailers and other types of recreational vehicles, respectively; and

            (xiv) the weighted average original term to maturity of the Receivables was 182 months.

      (c) Payments. With respect to a Receivable, as of the Cutoff Date, the payment (if any) of principal and interest for its Due Date next preceding the Cutoff Date was made by or on behalf of the Obligor (without any advance from the Originator or any Person acting on behalf of the Originator) or was not delinquent for more than 59 days.

      (d) No Waivers. The terms of the Receivable have not been waived, altered, amended or modified in any material respect, except by instruments or documents identified in the Receivable File with respect thereto or deferments evidenced by notations in the Servicer's Electronic Ledger, and no waiver, alteration, amendment or modification has caused such Receivable to fail to meet any of the other representations and warranties made by the Obligor with respect thereto.

      (e) Binding Obligation. The Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally and equitable remedies.

      (f) No Guarantors or Co-Signers. There is no guarantor or co-signer under the Receivable.

      (g) No Defenses. To the best of the Originator's knowledge, as of the Cutoff Date, no Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, whether arising out of transactions concerning the Receivable or otherwise, and no such right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, has been asserted with respect thereto.

      (h) Insurance. The Obligor on the Receivable is required to maintain physical damage insurance covering the related Financed Vehicle (i) in an amount at least equal to the lesser of (a) the actual cash value of the related Financed Vehicle or (b) the unpaid principal balance owing on such Receivable, (ii) naming the Originator as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by physical damage coverage or, if the related Financed Vehicle is not covered by such insurance, CITSF has obtained Force-Placed Insurance with respect to any Receivable; each Receivable having Force-Placed Insurance is separately identified on the List of Receivables and the Principal Balance of all such Receivables does not exceed 1.8% of the aggregate Principal Balance of all Receivables.

      (i) Lawful Assignment. The Receivable by its terms is fully assignable and was not originated in and is not subject to the Laws of any jurisdiction whose laws would prohibit the transfer of the Receivable to the Depositor under this Agreement.

      (j) Compliance with Law. All requirements of any federal, state or local Law, including, without limitation, usury, truth in lending, consumer credit protection and equal credit opportunity Laws and licensing and permit requirements, applicable to the Receivable or the servicing thereof have been complied with in all material respects and the Originator shall, for so long as CITSF is the Custodian, maintain in its possession, available for the Seller's, Depositor's, Owner Trustee's, Indenture Trustee's, Bond Administrator's or Back-up Servicer's inspection, and shall deliver to the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Bond Administrator and the Back-up Servicer upon demand, evidence of compliance with all such requirements.

      (k) Receivable in Force. The Receivable has not been satisfied or subordinated in whole or in part or rescinded, and the Financed Vehicle securing the Receivable has not been released from the security interest of the Receivable in whole or in part. No Receivable has been granted an extension except as noted in the servicing records of such Receivable and each such extension has been granted in accordance with CITSF's established extension policy.

      (l) Valid Security Interest. The Receivable, together with the assignment thereof, if any, creates a valid and enforceable perfected first priority security interest in favor of the Originator in the Financed Vehicle covered thereby as security for payment of the amounts due under such Receivable. The Originator has assigned all of its right, title and interest in such Receivable, including the security interest in the Financed Vehicle covered thereby, to the Seller.

      (m) Notation of Security Interest. The Originator has taken all necessary action with respect to the Receivable to perfect the security interest in the Financed Vehicle covered thereby in favor of the Originator. With respect to each Receivable, if the related Financed Vehicle is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Financed Vehicle is being applied for such title document will be issued within 140 days of the date of this Agreement and will show, the Originator as the holder of a first priority security interest in such Financed Vehicle; if the related Financed Vehicle is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in a recreational vehicle, such filings or recordings have been duly made and show the Originator as secured party.

      (n) Capacity of Parties. All parties to the Receivable had legal capacity to execute the Receivable.

      (o) Good Title. The Originator purchased the Receivable and Related Receivable Assets for fair value and took possession thereof, without knowledge that the Contract was subject to a security interest in favor of a third party. The Originator has not sold, assigned or pledged the Receivable to any person other than the Seller. Immediately prior to the transfer of the Receivable by the Originator to the Seller, the Originator had good and marketable title thereto free and clear of any lien, encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof with full right to transfer the Receivable to the Seller. Immediately upon the transfer of the Receivable, the Seller acquired good and marketable title to the Receivable free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest, and the transfer thereof shall have been perfected under applicable law. Assuming the accuracy of the representations of the Seller set forth in Sections 3.03(a) and (b) and the representations of the Depositor set forth in Sections 3.04(a) and (b), immediately upon the transfers specified in those representations, the Issuer acquired good and marketable title to the Receivable free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest, and the transfer thereof shall have been perfected under applicable law.

      (p) No Defaults. To the best of the Originator's knowledge, as of the Cutoff Date, no default, breach, violation or event permitting acceleration of the Receivable has occurred and no event has occurred and no condition exists which, with notice and the expiration of any applicable grace or cure period, would constitute such a material default, breach, violation or event permitting acceleration of the Receivable (except payment delinquencies permitted by subsection (c) above). The Originator has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by subsection (c) above.

      (q) No Liens. To the best of the Originator's knowledge, as of the Cutoff Date, there are no liens or claims which have been filed for delinquent taxes, necessaries, work, labor or materials affecting the Financed Vehicle securing the Receivable which are or may be liens prior to, or equal to, or coordinate with, the security interest granted under the Receivable.

      (r) No Advance of Funds. None of the Originator or, to the best of the Originator's knowledge, any prior originator or servicer has advanced funds, or induced, solicited or knowingly received any advance from any party other than the Obligor, directly or indirectly, for the payment of any amount due under the Receivable.

      (s) Equal Installments. The Receivable is a Simple Interest Receivable and provides for level monthly payments which provide interest at the stated APR and, if paid in accordance with its schedule, fully amortize the loan over its original term.

      (t) Enforceability. The Receivable contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security, except as enforceability of such provisions may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

      (u) Debtor Not a Governmental Entity. The Obligor on the Receivable is not the United States of America or any state or any agency, department, instrumentality or political subdivision thereof.

      (v) No Repossession. As of the Cutoff Date for each Receivable, the Financed Vehicle which secured the Receivable had not been repossessed without reinstatement.

      (w) Only One Original. There is only one original executed copy of the Receivable, which, immediately prior to the execution of this Agreement, was in the possession of the Originator. Assuming the accuracy of the representation of the Seller set forth in Section 3.03(c) and the representation of the Depositor set forth in Section 3.04(c), there are and will be no custodial agreements in effect materially and adversely affecting the ability to make any delivery required in connection with the conveyance of the Receivable to the Issuer.

      (x) Receivable is Tangible Chattel Paper. The Receivable is "tangible chattel paper" as defined in the UCC as effect in the State of Delaware, the State of New York and the State of Oklahoma.

      (y) Valid Transfer. All of the right, title and interest of the Originator in the Receivable has been validly sold, transferred and assigned to the Seller and all filings necessary to evidence such sale, transfer and conveyance have been made in all appropriate jurisdictions.

      (z) Obligor Not a Relief Act Obligor. If (i) the Obligor on the Receivable is in the military (including an Obligor who is a member of the National Guard or is in the reserves) and (ii) the Receivable is subject to the Soldiers' and Sailors' Civil Relief Act or the Military Reservist Relief Act, such Obligor has not made a claim to CITSF that

            (A) the amount of interest on the related Receivable should be limited to 6% pursuant to the Soldiers' and Sailors' Civil Relief Act during the period of such Obligor's active duty status, or

            (B) payments on such Receivable should be delayed pursuant to the Military Reservist Relief Act, in either case, unless a court has ordered otherwise upon application of CITSF.

      (aa) Underwriting Guidelines. The Receivable was underwritten in accordance with the Originator's underwriting guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

      (bb) No Fraud. No fraud was committed in connection with the origination or servicing of the Receivable and no error, omission, misrepresentation, negligence or similar occurrence with respect to a Receivable has taken place on the part of the Originator or the Obligor.

      (cc) No Foreign Obligor. All of the Receivables are due from Obligors who are citizens, or legal resident aliens, of the United States of America.

      (dd) No Fleet Sales. None of the Receivables have been included in a "fleet" sale (i.e., a sale to any single Obligor of more than one Financed Vehicle).

      (ee) Origination. The Receivable was originated in the United States of America.

      (ff) Receivable Files Complete. There exists a complete Receivable File pertaining to each Receivable, except that the original title document with respect to the related Financed Vehicle is not included in the Receivable File for any Receivable listed on Schedule A hereto (it being understood that, pursuant to Section 3.01(m), the title document for each such Financed Vehicle shall have been applied for prior to the Cutoff Date and shall be issued within 140 days of the date of this Agreement).

      (gg) No Impairment. The Originator has not done anything to convey any right to any person that would result in such person having a right to payments due under a Receivable or otherwise to impair the rights of the Seller, the Depositor or the Issuer in any Receivable or the proceeds thereof.

      (hh) Servicing. Each Receivable has been serviced in conformity with all applicable laws, rules and regulations and in conformity with CITSF's policies and procedures which are consistent with customary, prudent industry standards.

      (ii) No Transfer Taxes. The sale, transfer, assignment and conveyance of the Receivables by the Originator pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Originator or the Seller, the Depositor or the Issuer to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have been or will be paid by the Originator as due. In the event the Seller, the Depositor or the Issuer receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables, on written demand by the Seller, the Depositor or the Issuer, or upon the Originator's otherwise being given notice thereof by the Issuer or the Indenture Trustee, the Originator shall pay, and otherwise indemnify and hold the Seller, the Depositor or the Issuer harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that no subsequent assignees of the Seller, the Depositor or the Issuer shall have no obligation to pay such Transfer Taxes).

      (jj) No Force-Placed Insurance Premium Payments Included in Principal Balances. The outstanding principal balance of the Receivable (as set forth on the Computer Tape and the List of Receivables) does not include (1) the amount of any premium payable with respect to Force-Placed Insurance or (2) the amount of any loan to the related Obligor for the payment of any such premium.

      (kk) No Third-Party Originator or Servicer. The Receivable was not originated by any Person other than CITSF or CITCF-NY and was not serviced at any time by any Person other than CITSF.

      Section 3.02. Representations and Warranties of the Originator Regarding the Receivables in the Aggregate.

      Each Originator, jointly and severally, makes the following representations and warranties to the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee and the Bond Administrator, and the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee and the Bond Administrator shall be declared to have relied upon such representations and warranties on the date hereof and on the Closing Date, regardless of any independent investigation and/or review now, heretofore or hereafter made by the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee or the Bond Administrator or their respective attorneys or agents, and regardless of any opportunity for any such investigation or review. The following representations and warranties of each Originator are made as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale transfer and delivery of the Receivables by the Seller to the Depositor and by the Depositor to the Issuer and shall survive the pledge thereof to the Indenture Trustee in accordance with the terms of the
Indenture:

      (a) Amounts. The aggregate principal amounts payable by Obligors under the Receivables as of the Cutoff Date equal the Original Pool Balance.

      (b) Computer Tape. As of the Closing Date, the Computer Tape made available by the Originator shall be complete and accurate in all material respects as of its date and include a description of the same Receivables that are described in the List of Receivables.

      (c) Marking Records. By the Closing Date, the Originator shall have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously marked to indicate that such Receivables are owned by the Seller in accordance with the terms hereof.

      (d) Bulk Transfer Laws. The transfer, assignment and conveyance of the Receivables and the Receivable Files from the Originator to the Seller is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

      Section 3.03. Representations and Warranties of the Seller. The Seller makes the following representations and warranties, on which the Depositor relies in accepting the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the

Receivables by the Seller to the Depositor, the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture:

      (a) Title. The Seller shall convey to the Depositor all right, title and interest of the Seller in and to the Receivables, including all right, title and interest of the Seller in and to the security interests in the related Financed Vehicles.

      (b) All Filings Made. The Seller has caused all filings (including UCC filings) to be made in New York and Delaware with respect to the sale of the Receivables to the Depositor.

      (c) Liens. The Seller has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

      Section 3.04. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the
Indenture:

      (a) Title. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to the Receivables, including all right, title and interest of the Depositor in and to the security interest in the related Financed Vehicle.

      (b) All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in New York and Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

      (c) Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

      (d) Perfection. The Depositor further makes all the representations, warranties and covenants set forth in Exhibit D.

      Section 3.05. Repurchase Upon Breach. Each of the Depositor, the Owner Trustee, the Indenture Trustee, the Seller and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Originator's representations and warranties made pursuant to Section 3.01 or Section 3.02 of this Agreement. Unless any such breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof, then, in addition to any remedy for such breach available pursuant to Section 6.07 of this Agreement, the Originator shall be obligated to purchase as of such last day any Receivable the value of which is materially and adversely affected by any such breach; provided, however, that, notwithstanding the qualification of any of the representations and warranties contained in Section 3.01 or Section 3.02 as to the Originator's knowledge, a breach in the substance of any such representation and warranty (without giving effect to such qualification as to knowledge) shall require the Seller to perform its repurchase or cure obligations set forth in this Section 3.05. In consideration of the repurchase of any such Receivable, the Originator shall remit the Purchase Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit in the manner specified in Section 5.04.

      Section 3.06. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files, which are hereby constructively delivered by the Issuer to the Indenture Trustee.

      Section 3.07. Duties of Servicer as Custodian.

      (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement.

      In performing its duties under this Section 3.07, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Trust, the Owner Trustee and the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Trust any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Trust, the Owner Trustee and the Indenture Trustee of the Receivable Files. In acting as custodian of the Receivable Files, the Servicer agrees further not to assert any beneficial ownership interests in the Receivables or the Receivable Files.

      (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule C to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

      (c) Release of Documents. Upon written instruction from the Indenture Trustee or, if the Notes have been paid in full, from the Owner Trustee, the Servicer shall release any Receivable File to the Indenture Trustee or the Owner Trustee, as the case may be, or to the agent or designee of the Indenture Trustee or the Owner Trustee, as the case may be, at such place or places as the Indenture Trustee or the Owner Trustee, as applicable, may designate, as soon as practicable (but in no event more than seven (7) days after the date of such release). Upon the release and delivery of any such document in accordance with the instructions of the Indenture Trustee or the Owner Trustee, as the case may be, the Servicer shall be released from any further liability and responsibility under this Section 3.07 with respect to such documents and any other provision of this Agreement if the fulfillment of the Servicer's responsibilities is dependent upon possession of such documents, unless and until such time as such documents shall be returned to the Servicer. In no event shall the Servicer be responsible for any loss occasioned by the Indenture Trustee's or the Owner Trustee's failure to return any Receivable File or any portion thereof in a timely manner.

      Section 3.08. Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Owner Trustee. A certified copy of a by-law or of a resolution of the Board of Directors of the Indenture Trustee or Owner Trustee, as applicable, shall constitute conclusive evidence of the authority of any such Trust Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Indenture Trustee or Owner Trustee, as applicable.

      Section 3.09. Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Trust, the Noteholders, the Owner Trustee, the Bond Administrator and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee, the Bond Administrator or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission by the Servicer, as custodian, relating to the maintenance and custody of the Receivable Files; provided, however, that the Servicer shall not be liable to the Trust, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer, any successor Servicer or successor Custodian or any such officer, director, employee or agent of the Trust, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer, or any successor Servicer or successor Custodian for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer, or any successor Servicer or successor Custodian, as the case may be, or any such officer, director, employee or agent of the Trust, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer, or any successor Servicer or successor Custodian, as the case may be.

      Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts or omissions of such Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

      Section 3.10. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section 3.10. If the Servicer or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer or any successor Servicer shall have been terminated under Section 10.02, the appointment of such Servicer as custodian may be terminated by the Issuer or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by the Owner Trustee or by Holders (other than the Seller or an affiliate thereof), in the same manner as the Indenture Trustee or such Noteholders may terminate the rights and obligations of the Servicer under Section 10.02. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and without cause, only by written notification to the Servicer pursuant to Section 10.02. As soon as practicable after any termination of such appointment (but in no event more than ten (10) Business Days after any such termination of appointment), the Servicer shall deliver the Receivable Files to the Bond Administrator, as agent of the Indenture Trustee, at such place or places as the Bond Administrator, on behalf of the Indenture Trustee, may reasonably designate. Notwithstanding the termination of CITSF as custodian, the Indenture Trustee and the Owner Trustee agree that, upon any such termination and for so long as CITSF remains the Servicer hereunder, the Indenture Trustee or the Owner Trustee, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of enabling the Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

      Section 3.11. Filings. From time to time, at its own expense, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Owner Trustee's or Indenture Trustee's, as applicable, interest in the Receivables and proceeds thereof against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

                                  ARTICLE IV

                 ADMINISTRATION AND SERVICING OF RECEIVABLES

      Section 4.01. Duties of Servicer. The Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall administer, service and make collections on the Receivables pursuant to this Agreement in accordance with its customary and usual procedures and consistent with the procedures employed by institutions that service recreational vehicle retail installment sale contracts and recreational vehicle installment loan notes. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors or by federal, state or local governmental authorities with respect to the Receivables, investigating delinquencies, reporting federal income tax information to Obligors, monitoring the collateral in cases of Obligor default and handling the foreclosure or other liquidation of Financed Vehicles in appropriate instances (subject to reimbursement of its expenses incurred in connection with such foreclosure, liquidation or other realization on the Receivables), administering and enforcing Insurance Policies in accordance with its customary practices, accounting for collections, furnishing monthly and annual statements to the Owner Trustee, Indenture Trustee, Bond Administrator and Back-up Servicer with respect to distributions and performing the other duties specified herein. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, execute documents that would release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name, if possible, or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.02 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a

Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. At the written request of the Servicer, accompanied by the form of power of attorney or other documents being requested, the Owner Trustee and the Indenture Trustee shall furnish to the Servicer any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and the Owner Trustee and the Indenture Trustee shall not be held responsible for any acts by the Servicer in its uses of any such powers of attorney or other document. The Servicer shall indemnify the Trust, the Owner Trustee and the Indenture Trustee for any reasonable costs, liabilities and expenses (including reasonable attorneys' fees) incurred by the Trust, the Owner Trustee or the Indenture Trustee in connection with the intentional or negligent or otherwise improper use of such power of attorney by the Servicer, as applicable.

      Section 4.02. Collection of Receivable Payments; Modifications of Receivables.

      Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts, consistent with the customary servicing practices and procedures employed by the Servicer with respect to Receivables owned or serviced by it, to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and in connection therewith shall follow such normal collection practices and procedures as it follows with respect to comparable new or used recreational vehicle installment sale contracts that it services for itself and others. The Servicer shall not reduce or defer scheduled payments, extend any Receivable or otherwise modify the terms of any Receivable; provided, however, that, consistent with its customary practices and servicing procedures, the Servicer may, in its discretion, arrange with an Obligor to, defer, reschedule, extend or modify the payment schedule of any delinquent Receivable for credit related reasons that would be acceptable to the Servicer with respect to a comparable Receivable secured by a new or used Financed Vehicle that it services for itself or others, so long as the deferral, rescheduling, extension or other modification of the terms of the Receivable would not constitute a cancellation of such Receivable and the creation of a new installment sale contract or direct loan; provided further that the Servicer shall not grant more than three (3) deferments to the Obligor with respect to any given Receivable; and provided further that no such deferral, rescheduling, extension or other modification shall extend the final payment date on any Receivable beyond the last day of the Collection Period ending six months prior to the Class D Note Final Scheduled Distribution Date. If, as a result of deferring, rescheduling or extending of payments or any other modification, such deferring, rescheduling, extension or modification breaches any of the terms of the preceding sentence, then the Servicer shall be obligated to purchase such Receivable on the Distribution Date immediately following the date on which it became aware or received written notice from the Owner Trustee or Indenture Trustee of such failure. The Servicer may, in accordance with its customary servicing practices and procedures, in its good faith judgment, waive any Late Fees that may be due or payable under any Receivable. Notwithstanding the foregoing, in connection with the settlement by the Servicer of a defaulted Receivable, the Servicer may forgive a portion of such Contract, if in its discretion it believes that the acceptance of the settlement proceeds from the related Obligor would result in the Owner Trustee or Indenture Trustee receiving a greater amount of collections than the Liquidation Proceeds that would result from repossessing and liquidating the related Financed Vehicle. Neither the Servicer nor any of its Affiliates shall specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Obligors to prepay such Contracts.

      Section 4.03. Enforcement; Realization upon Receivables.

      (a) The Servicer shall, consistent with customary servicing procedures and the terms of this Agreement, act with respect to the Receivables in such manner as, in the Servicer's reasonable judgment, will maximize the receipt of principal and interest on all Receivables and Liquidation Proceeds in respect of defaulted Receivables.

      (b) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely. The Servicer shall begin such repossession and conversion procedures as soon as practicable after default on such Receivable in accordance with its customary procedures; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.01, which practices and procedures may include the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon a Receivable; provided, however, that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable judgment that such repair or repossession shall increase the related Liquidation Proceeds by an amount materially greater than the expense for such repair or repossession. The Servicer shall be entitled to recover all expenses incurred by it that are reasonably allocated to repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of the sale of such Financed Vehicle or any deficiency obtained from the related Obligor. In the event that title to any Financed Vehicle is acquired in foreclosure or by conveyance in lieu of foreclosure, the deed or certificate of sale shall be issued to the Servicer, as agent of the Issuer, or, if so required by law, to another agent of the Issuer that shall be specified by the Issuer.

      (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice and the standards, policies and procedures required by this Agreement. In exercising recourse rights, the Servicer is authorized on the Issuer's behalf to reassign the Receivable or to resell the related Financed Vehicle to the person against whom recourse exists at the price set forth in the document creating the recourse.

      (d) The Servicer may enforce any due-on-sale clause in a Receivable if such enforcement is called for under its then-current servicing policies for obligations similar to the Receivable, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable Insurance Policy.

      Section 4.04. Maintenance of Insurance.

      (a) The Servicer, in accordance with its customary servicing practices and procedures, shall use commercially reasonable efforts to require that each Obligor shall have obtained and shall maintain physical damage insurance covering the Financed Vehicle, provided that such insurance shall be in an amount no greater than the outstanding principal balance of the related Receivable or, if such insurance also covers the interest of the related Obligor in the Financed Vehicle, no greater than the greater of the outstanding principal balance of the related Receivable and the value of the Financed Vehicle, or such lesser amount permitted by applicable law. The Servicer may, but shall not be obligated to, verify if such insurance is being maintained by the Obligors or enforce rights or pursue any remedies under the Receivables or applicable law to require the Obligors to maintain physical damage insurance, in accordance with the Servicer's customary servicing practices and procedures with respect to comparable new or used recreational vehicles financed by installment sale contracts that it services for itself or others. If an Obligor fails to maintain such insurance, the Servicer may, but shall not be obligated to, obtain insurance and advance such premiums for such insurance on behalf of such Obligor. If the Servicer obtains such insurance and advances such premiums for such insurance, such insurance policy shall name the Servicer as an additional insured and loss payee, and shall be issued by an insurer having a rating of "A" or better by A.M. Best (such insurance being referred to herein as "Force-Placed Insurance"). Such Force-Placed Insurance and any commissions or finance charges collected by the Servicer in connection therewith shall be, to the extent permitted by law, in an amount in accordance with customary servicing practices and procedures, but in no event shall such Force-Placed Insurance be in an amount greater than the outstanding principal balance of the related Receivable or, if such insurance also covers the interest of the related Obligor in the Financed Vehicle, no greater than the greater of the outstanding principal balance of the related Receivable and the value of the Financed Vehicle, or such lesser amount permitted by applicable law. The Servicer shall disclose to the related Obligor all information with respect to such Force-Placed Insurance, commissions and finance charges as required by applicable law. The Servicer, pursuant to its customary servicing practices and procedures, shall not obtain Force-Placed Insurance when the principal balance of the related retail installment sale contract or installment loan falls below $2,500. In accordance with such customary servicing practices and procedures, the Servicer may periodically readjust such levels, suspend Force-Placed Insurance or arrange other methods of protection of the Financed Vehicles that it deems necessary or advisable, provided that the Servicer determines that such actions do not materially and adversely affect the interests of the Owner. The Servicer shall promptly provide to the Owner written notice of any such readjustment, suspension or other arrangement. Any portion of the monthly payment of an Obligor attributable to Insurance Advances will not be owned by the Owner, and amounts allocable thereto will not be available for distribution to the Owner. Unless otherwise designated by the Obligor, the Servicer shall not allocate payments by the Obligor to Insurance Advances in respect of such Receivables if any amount of principal or interest is due but unpaid on such Receivables. The Servicer shall not deposit payments allocable to Insurance Advances in the Collection Account and shall instead promptly pay such amounts to an account of the Servicer maintained for that purpose. In the event that an Obligor under a Receivable with respect to which the Servicer has made Insurance Advances or advanced funds to obtain Force-Placed Insurance makes scheduled payments under the Receivable, but fails to make scheduled payments of such Insurance Advances as due, and the Servicer has determined that eventual payment of such amount is unlikely, the Servicer may, but shall not be required to, take any action available to it, including determining that the related Receivable is in default, taking remedial action and determining that the Receivable is a Liquidated Receivable; provided, however, that any Liquidation Proceeds with respect to such Liquidated Receivable shall be applied first to reimburse the Servicer for any unreimbursed Insurance Advances in respect of such Liquidated Receivable prior to the application of any such Liquidation Proceeds to accrued and unpaid interest on, or the outstanding Principal Balance of, such Liquidated Receivable. If the Liquidation Proceeds of a Liquidated Receivable are insufficient to repay in full the Servicer for unreimbursed Insurance Advances in respect of such Liquidated Receivable, the Servicer shall be reimbursed for the amount of such Nonrecoverable Advance, but only to the extent of such Outstanding Amount Advanced, from amounts on deposit in the Collection Account, pursuant to Section 5.05(b).

      (b) The Servicer, or any affiliate of the Servicer, may, to the extent permitted by law (i) enter into agreements with one or more insurers or other Persons pursuant to which the Servicer or such affiliate will earn commissions and fees in connection with any insurance policy purchased by an Obligor including, without limitation, any physical damage insurance policy (whether or not such physical damage insurance policy is force-placed pursuant to the provisions of any Receivable), or any other insurance policy whatsoever, and
(ii) in connection with the foregoing, to solicit, or permit and assist any insurer or any agent thereof to solicit (including, without limitation, providing such insurer or agent a list of Obligors including name, address or other information) any Obligor.

      (c) The Servicer may make advances ("Insurance Advances") to an Obligor to finance insurance premiums related to the Financed Vehicle; provided, however, that in no event shall any such Insurance Advances be secured by the related Financed Vehicle. If the Liquidation Proceeds of a Liquidated Receivable are insufficient to repay in full the Servicer for unreimbursed Insurance Advances in respect of such Liquidated Receivable, then, on the Distribution Date immediately following the date on which such Receivable became a Liquidated Receivable, the Servicer shall be repaid the unreimbursed amount of such Insurance Advances from amounts on deposit in the Collection Account, pursuant to Section 5.05(b).

      Section 4.05. Maintenance of Security Interests in Financed Vehicles.

      (a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle; provided, however, that the Servicer shall not be obligated to amend any certificate of title to note the Indenture Trustee's interest as the assignee of the secured party on the certificate of title to such Financed Vehicle even if such notation is required to perfect the Indenture Trustee's security interest in such Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee for any other reason. Without limitation of the foregoing, the Servicer hereby agrees to take, to the extent permitted by law, such steps as are necessary to re-perfect such security interest in the name of CITSF or CITCF-NY in the event of the relocation of a Financed Vehicle to a jurisdiction other than the jurisdiction in which steps had been taken to perfect the security interest in favor of CITSF or CITCF-NY. In the event that the assignment of a Receivable to the Issuer and by the Issuer to the Indenture Trustee pursuant to the Indenture is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Indenture Trustee, the Servicer and the Originators hereby agree that the designation of CITSF or CITCF-NY, as applicable, as the secured party on the certificate of title is in its capacity as agent of the Indenture Trustee and the Servicer further agrees to hold such certificate of title as the Indenture Trustee's agent and custodian.

      (b) The Depositor, the Owner Trustee, the Indenture Trustee and the Servicer hereby agree that, upon the occurrence of a Servicer Termination Event, the Controlling Party may take or cause to be taken such actions as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer, including by amending the title documents of the Financed Vehicles. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. If such expenses are not paid within 15 days after delivery of any invoice therefor, such expenses shall be paid pursuant to Section 5.06(b)(xiii).

      (c) In order to facilitate the successor Servicer's actions, as described in herein, CITSF will provide, and will cause CITCF-NY to provide, the successor Servicer with any necessary power of attorney permitting it to retitle the Financed Vehicle. The Servicer shall cause each Seller to appoint the Issuer (acting through the Issuer or the Servicer) its attorney-in-fact to endorse, as appropriate, the certificate of title relating to any Financed Vehicle in order to cause a change in the registration of legal owner of the Financed Vehicle to the Issuer at such time as such certificate of title is endorsed and delivered to the relevant state department of motor vehicles with appropriate fees. CITSF shall cause each Originator to provide the Issuer with any necessary power of attorney for such purpose.

      (d) In the event that the successor Servicer seeks to foreclose on a Financed Vehicle and if the successor Servicer is unable to retitle or otherwise perfect a security interest in the Financed Vehicle then the Servicer, at its expense, shall take all actions necessary to act with the successor Servicer, to the extent permitted by law, to enable the successor Servicer to foreclose upon the Financed Vehicle, including, as appropriate, the filing of any UCC-1 or UCC-2 financing statements necessary to perfect the security interest in any Financed Vehicle.

      Section 4.06. Covenants of Servicer. By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture

Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Notes):

      (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

      (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trust in the property of the Trust or take any action inconsistent with the Trust's ownership of the property of the Trust, except as expressly provided herein;

      (c) No Amendments. The Servicer shall not increase the number of payments under any Receivable, or increase the Principal Balance of any Receivable that is used to finance the purchase price of the related Financed Vehicle, or extend or forgive payments on a Receivable, or extend or otherwise modify the payment schedule or any other terms of a Receivable, except as specifically provided in this Agreement;

      (d) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names Salomon Brothers Realty Corp. or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or the related property;

      (e) Compliance with Insurance Policies. The Servicer shall not fail to comply with the provisions of any Insurance Policy, if the failure so to comply would impair the protection or benefit to be afforded by such Insurance Policies;

      (f) Maintenance of Licenses. The Servicer shall not fail to obtain and maintain any license, permit or other approval required by and Federal or State law in order to comply with the obligations of the Servicer under this Agreement and any related agreements.

      Section 4.07. Purchase of Receivables Upon Breach. Upon discovery by any of the Servicer, the Seller, the Depositor, the Owner Trustee, the Bond Administrator, the Back-up Servicer or the Indenture Trustee of a breach by the Servicer of any its obligations under Sections 4.02, 4.04 or 4.05 or the covenants set forth in Section 4.06, the party discovering such breach shall give prompt written notice to the other; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section 4.07. On or before the last day of the first Collection Period commencing after its discovery or receipt of notice of the breach of any obligation under Sections 4.02, 4.04 or 4.05 or covenant set forth in Section
4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, the

Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchase Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section 5.04. Subject to Section 9.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator or the Noteholders.

      Section 4.08. Servicing Fee. The Servicing Fee shall be payable to the Servicer on each Distribution Date. That part of the Servicing Fee based on the Servicing Fee Rate shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and the Indenture Trustee).

      Section 4.09. Servicer's Certificate. Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer and the Depositor, with a copy to each Rating Agency and Salomon Smith Barney Inc., a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Distribution Date pursuant to Section 5.06 for the related Collection Period and any other information the Indenture Trustee may reasonably request. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. With respect to each Collection Period, Receivables to be purchased by the Servicer or an Originator and each Receivable that became a Liquidated Receivable, in each case, during such Collection Period shall be identified by the Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

      Section 4.10. Annual Statement as to Compliance; Notice of Servicer Termination Event or Additional Servicer Termination Event.

      (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator and each Rating Agency, within 120 days after the end of each calendar year, commencing with 2001, an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

      (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that is, or with the giving of notice or lapse of time or both would become, a Servicer Termination Event under Section 10.01(a) or an Additional Servicer Termination Event under Section 10.01(b).

      Section 4.11. Annual Independent Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator and each Rating Agency, within 120 days after the end of each calendar year, commencing with 2002, a report addressed to the Board of Directors of the Servicer, the Owner Trustee and the Indenture Trustee, to the effect that (i) such firm has audited the books and records of the Servicer (or, if the Servicer is a wholly-owned subsidiary of another entity, such other entity) and issued its report thereon and that such audit was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (ii) the firm is independent of the Depositor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants; (iii) a review in accordance with agreed-upon procedures was made of the Servicer's Certificates relating to such calendar year, including the delinquency, default and loss statistics required to be specified therein and, except as disclosed in the accountants' report, no exceptions or errors in the Servicer's Certificates were found; (iv) a review in accordance with agreed-upon procedures was made of the Servicer's compliance with its servicing obligations in this Agreement, including without limitation the obligations of the Servicer set forth in
Section 4.02 hereof, and (v) at a minimum, the Servicer's compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (in accordance with the 1995 revisions thereto). Such examination and report of independent public accounts will be prepared in accordance with the requirements set forth in the Uniform Single Attestation Program for Mortgage Bankers (in accordance with the 1995 revisions thereto) and, except as disclosed in the accountants' report, no exceptions to such compliance were found.

      Section 4.12. Access to Certain Documentation and Information Regarding Receivables.

      (a) At all times during the term hereof, the Servicer shall afford the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer, the Securityholders and their authorized agents or designees reasonable access, after reasonable notice, during normal business hours to the Servicer's records relating to the Receivables and will cause its personnel to assist in any examination of such records by the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer, the Securityholders or their authorized agents or designees. The examination referred to in this subsection (a) will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer and the

Securityholders may verify the status of each Receivable and review the electronic ledger and records relating thereto for conformity to monthly reports prepared pursuant to this Agreement.

      (b) The Servicer shall at all times provide the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer, the Securityholders, any loss mitigation advisor or any special Servicer access to its servicing system in order to properly and effectively service the related Receivable consistent with the terms of the Receivable as set forth on the servicing system. Any such access shall be during normal business hours and the Servicer shall cause its personnel to assist in any such examination.

      (c) At all times during the term hereof, the Servicer shall keep available a copy of the schedule of Receivables, for inspection by the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer and the Securityholders.

      (d) Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

      Section 4.13. Term of Servicer. The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement.

      Section 4.14. Access to Information Regarding Trust and Basic Documents. The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. Upon request, the Indenture Trustee shall furnish to the Owner Trustee annually a copy of the Note Register; provided, however, the Indenture Trustee shall not be obligated to furnish a copy of the Note Register more than once each calendar year. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to this Article IV of the Sale and Servicing Agreement.

      Section 4.15. Maintenance of Fidelity Bond and Errors and Omission Policy. The Servicer shall during the term of its service as Servicer maintain in force (a) a policy or policies of errors and omissions insurance coverage, and (b) a fidelity bond in respect of its officers, employees and agents. Such policy or policies and such fidelity bond shall have such deductibles and be in such form and amount as is generally customary among Persons which service loan portfolios having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors.

                                   ARTICLE V

                   DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS

      Section 5.01. Establishment of Accounts.

      (a) The Servicer, for the benefit of the Noteholders, shall establish and maintain, in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Collection Account shall be established initially at the Bond Administrator.

      (b) The Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Note Interest Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Note Interest Distribution Account shall be established initially at the Bond Administrator.

      (c) The Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Principal Distribution Account shall be established initially at the Bond Administrator.

      (d) The Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Reserve Account shall be established initially at the Bond Administrator.

      (e) The Bond Administrator, on behalf of the Indenture Trustee, shall establish and maintain, in the name of the Indenture Trustee, an Eligible Deposit Account (the "Paid-Ahead Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Paid-Ahead Account shall be established initially at the Bond Administrator.

      (f) Funds on deposit in the Collection Account, the Reserve Account and the Paid-Ahead Account shall be invested by the Bond Administrator, on behalf of the Indenture Trustee, in Eligible Investments selected in writing by the Seller; provided, however, that if the Seller fails to select any Eligible Investment, the Bond Administrator, on behalf of the Indenture Trustee, shall invest such funds in an Eligible Investment described in clause (d) of the definition of "Eligible Investment" herein. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable; provided, that such amount shall be calculated on the Determination Date and on each Distribution Date all interest and other investment income (net of Net Investment Losses) on funds on deposit in the Collection Account for the related Collection Period shall be paid to the Certificate Distribution

Account. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in a Trust Account on a day that immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

      (g) In the event that there are Net Investment Losses in Eligible Investments chosen by the Seller, the Seller shall deposit into the Collection Account, no later than one (1) Business Day prior to the Distribution Date, the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms. The Bond Administrator shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Bond Administrator's failure to make payments on such Eligible Investments issued by the Bond Administrator, in its commercial capacity as principal obligor and not as Bond Administrator, in accordance with their terms.

      (h) (i) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Bond Administrator, on behalf of the Indenture Trustee (or, in the case of the Collection Account, the Servicer, on behalf of the Indenture Trustee), shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to the Trust Account.

            (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

            (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(g)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

            (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102 of the UCC) acting solely for the Indenture Trustee;

            (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

            (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph
(c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

            (E) any Trust Account Property that is a security entitlement shall be delivered in accordance with paragraph (d) of the definition herein of "Delivery" and shall be held pending maturity or disposition by the Indenture Trustee or a securities intermediary acting solely for the Indenture Trustee.

            (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, following a Servicer Termination Event to instruct the Bond Administrator, on behalf of the Indenture Trustee, to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

      Section 5.02. Collections.

      (a) Subject to Section 5.02(b) respecting deposits in the Paid-Ahead Account, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries within two Business Days of receipt thereof. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

      (b) All payments by or on behalf of the Obligors with respect to Precomputed Receivables that are otherwise required to be deposited into the Collection Account pursuant to Section 5.02(a) shall instead be deposited by the Servicer, within two Business Days of receipt thereof, into the Paid-Ahead Account to the extent that such payments constitute installments of Scheduled Payments that are due in a Collection Period relating to a Distribution Date subsequent to the Distribution Date immediately following the date of receipt.

      (c) If, as of the last day of a Collection Period, a payment in an amount less than the applicable Scheduled Payment has been made for a Precomputed Receivable with respect to which amounts have been deposited into the Paid-Ahead Account in a preceding Collection Period in accordance with
Section 5.02(b), the Servicer shall direct the Bond Administrator, on behalf of the Indenture Trustee, to withdraw from the Paid-Ahead Account and deposit into the

Collection Account, no later than the Business Day immediately preceding the related Distribution Date, an amount equal to the excess of (x) such Scheduled Payment over (y) such payment actually made, to the extent of the amount then on deposit in the Paid-Ahead Account in respect of such Precomputed Receivable.

      Section 5.03. Application of Collections.

      (a) All payments received from or on behalf of an Obligor during each Collection Period with respect to each Simple Interest Receivable (other than a Simple Interest Receivable that is a Purchased Receivable), shall be applied to interest, fees and principal in accordance with the Simple Interest Method and the Servicer's customary procedures. Generally, subject to the foregoing sentence, the Servicer applies obligor payments with respect to simple interest receivables, first to interest, second to late charges and certain other charges and third to unpaid principal.

      (b) Without limitation of Section 5.03(a), if an Obligor on a Simple Interest Receivable, in addition to making the payment due thereon in a Collection Period, makes one or more additional scheduled payments in such Collection Period, the additional scheduled payments made in such Collection Period shall be treated as a partial principal prepayment and shall be applied to reduce the principal balance of such Simple Interest Receivable in such Collection Period and, unless otherwise requested by such Obligor, such Obligor shall not be required to make any scheduled payment in respect of such Simple Interest Receivable for the number of due dates corresponding to the number of such additional scheduled payments (the "Paid-Ahead Period"). During the Paid-Ahead Period, interest shall continue to accrue on the Principal Balance of such Simple Interest Receivable, as reduced by the application of such additional scheduled payments.

      (c) All payments received from or on behalf of an Obligor during each Collection Period with respect to each Precomputed Receivable (other than a Precomputed Receivable that is a Purchased Receivable), shall be applied, first, to the Scheduled Payment, with any excess amounts being deposited in the Paid-Ahead Account, pursuant to Section 5.02(b), for application to future Scheduled Payments in accordance with Section 5.02(c).

      Section 5.04. Purchase Amounts. The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables within two Business Days of receipt. The Servicer shall deposit in the Collection Account all amounts to be paid under
Section 4.02 within two Business Days of receipt. If the Servicer shall be required to purchase a Receivable pursuant to Section 4.07, the Servicer shall deposit in the Collection Account the Purchase Amount to be paid under Section
4.07 with respect to such Purchased Receivable on the date of such purchase. If the Servicer shall exercise its option to purchase the Receivables pursuant to Section 11.01(a), the Servicer shall deposit in the Collection Account all amounts to be paid under Section 11.01(a), on the date of such purchase. By their acceptance of the Certificates, the Certificateholders agree that, if a Certificateholder specified in Section 11.01(a) shall exercise its option to purchase the Receivables pursuant to

Section 11.01(a), such Certificateholder shall deposit in the Collection Account all amounts to be paid under Section 11.01(a), on the date of such purchase.

      Section 5.05. Permitted Withdrawals from Collection Account. On each Distribution Date, the Bond Administrator, on behalf of the Indenture Trustee, at the direction of the Servicer, shall, in addition to, and prior to, the withdrawals from the Collection Account on such Distribution Date pursuant to
Section 5.06(b), make the following withdrawals from the Collection Account, for the following purposes:

      (a) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

      (b) to repay the Servicer the unreimbursed amount of Insurance Advances for which the Servicer is entitled to reimbursement on such Distribution Date pursuant to Section 4.04(a);

      (c) to reimburse the Servicer for the Outstanding Amounts Advanced for which the Servicer is entitled to reimbursement on such Distribution Date pursuant to Section 5.09;

      (d) subject to the penultimate sentence of Section 4.03(b), to reimburse the Servicer, with respect to any Liquidated Receivable, for any unreimbursed out-of-pocket expenses of the Servicer reasonably allocated to the liquidation of such Liquidated Receivable; and

      (e) to clear and terminate the Collection Account in connection with the termination of this Agreement.

      The Servicer shall keep and maintain an accounting, as part of the monthly Servicer's Certificate prepared by the Servicer, for the purpose of justifying any withdrawals from the Collection Account pursuant to clauses (b) and (c) of this Section 5.05. It is understood that whenever reference is made in this Agreement to withdrawals by the Servicer from the Collection Account and distributions by the Servicer of amounts so withdrawn, such withdrawals and distributions shall be made or caused to be made by the Bond Administrator, on behalf of the Indenture Trustee, in accordance with written instructions from the Servicer signed by a Responsible Officer of the Servicer.

      Section 5.06. Distributions.

      (a) On each Determination Date, the Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Servicer's Certificate pursuant to Section 4.09.

      (b) On each Distribution Date, the Servicer shall instruct the Bond Administrator in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to make, on behalf of the Indenture Trustee, the following deposits and distributions from amounts on deposit in the Collection Account, to the extent of the Total Distribution Amount for such Distribution Date, including all amounts transferred to the Collection Account from the Reserve Account pursuant to Section 5.07(b), to make required payments and distributions on such date pursuant to clauses (i) through (xiv) below, in the following order and priority:

            (i) to the Servicer, the Servicing Fee for the related Collection Period (and any accrued and unpaid Servicing Fees from prior Collection Periods);

            (ii) to CITSF, the Supplemental Servicing Fee from the Total Distribution Amount remaining after the application of clause (i);

            (iii) concurrently, from the Total Distribution Amount remaining after the application of clauses (i) and (ii), (a) to the Indenture Trustee, the Indenture Trustee Fee for the related Collection Period (and any accrued and unpaid Indenture Trustee Fees from prior Collection Periods), (b) to the Owner Trustee, the Owner Trustee Fee for the related Collection Period (and any accrued and unpaid Owner Trustee Fees from prior Collection Periods), (c) to the Bond Administrator, the Bond Administrator Fee for the Collection Period (and any accrued and unpaid Bond Administrator Fees from prior Collection Periods) and (d) to the Back-up Servicer, the Back-up Servicer Fee for the Collection Period (and any accrued and unpaid Back-up Servicer Fees from prior Collection Periods);

            (iv) to the Class A Noteholders, ratably, from the Total Distribution Amount remaining after the application of clauses (i) through (iii), the Class A Noteholders' Interest Distributable Amount;

            (v) to the Principal Distribution Account, for distribution pursuant to Section 5.06(c), from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the First Allocation of Principal, if any;

            (vi) to the Class B Noteholders, from the Total Distribution Amount remaining after the application of clauses (i) through (v), the Class B Noteholders' Interest Distributable Amount;

            (vii) to the Principal Distribution Account, for distribution pursuant to Section 5.06(c), from the Total Distribution Amount remaining after the application of clauses (i) through (vi), the Second Allocation of Principal, if any, reduced by any First Allocation of Principal paid pursuant to clause (v) above;

            (viii) to the Class C Noteholders, from the Total Distribution Amount remaining after the application of clauses (i) through (vii), the Class C Noteholders' Interest Distributable Amount;

            (ix) to the Principal Distribution Account, for distribution pursuant to Section 5.06(c), from the Total Distribution Amount remaining after the application of clauses (i) through (viii), the Third Allocation of Principal, if any, reduced by any First Allocation of Principal paid pursuant to clause (v) above and any Second Allocation of Principal paid pursuant to clause (vii) above;

            (x) to the Class D Noteholders, from the Total Distribution Amount remaining after the application of clauses (i) through (ix), the Class D Noteholders' Interest Distributable Amount;

            (xi) to the Principal Distribution Account, for distribution pursuant to Section 5.06(c), from the Total Distribution Amount remaining after the application of clauses (i) through (x), the Regular Principal Allocation, if any, reduced by any First Allocation of Principal paid pursuant to clause (v) above, any Second Allocation of Principal paid pursuant to clause (vii) above and any Third Allocation of Principal paid pursuant to clause (ix) above;

            (xii) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i) through (xi), any deficiency in the Reserve Account Required Amount;

            (xiii) to the applicable party, from the Total Distribution Amount remaining after the application of clauses (i) through (xii), any accrued and unpaid fees, expenses and indemnification expenses owed to such party under any of the Basic Documents (including legal fees and expenses), to the extent not paid pursuant to clauses (i) through (xii); and

            (xiv) the remainder, if any, of the Total Distribution Amount, to the Certificate Distribution Account.

      Notwithstanding that the Notes have been paid in full, the Bond Administrator, on behalf of the Indenture Trustee, shall continue to maintain the Collection Account hereunder until all amounts distributable on the Certificates have been distributed to the Certificateholders.

      (c) On each Distribution Date, the Servicer shall instruct the Bond Administrator in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to withdraw, on behalf of the Indenture Trustee, the funds on deposit in the Principal Distribution Account with respect to the Collection Period preceding such Distribution Date and make, on behalf of the Indenture Trustee, payments and distributions on such date pursuant to clauses (i) through (viii) below, in the following order and priority:

            (i) to the Class A-1 Noteholders on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

            (ii) to the Class A-2 Noteholders on account of principal until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

            (iii) to the Class A-3 Noteholders on account of principal until the Outstanding Amount of the Class A-3 Notes is reduced to zero;

            (iv) to the Class A-4 Noteholders on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

            (v) to the Class A-5 Noteholders on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

            (vi) to the Class B Noteholders on account of principal until the Outstanding Amount of the Class B Notes is reduced to zero;

            (vii) to the Class C Noteholders on account of principal until the Outstanding Amount of the Class C Notes is reduced to zero; and

            (viii) to the Class D Noteholders on account of principal until the Outstanding Amount of the Class D Notes is reduced to zero.

      Notwithstanding the foregoing, subject to the provisions of Section 5.04(b) of the Indenture, (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) of the Indenture which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.01(iii) of the Indenture has occurred and the Notes have been accelerated), the Servicer shall instruct the Bond Administrator to transfer, on behalf of the Indenture Trustee, the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b) (i) through (iv) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes to zero, or, if the Class A Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b) (i) through (vi) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class B Notes to zero, or, if the Class A Notes and Class B Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b) (i) through (viii) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class C Notes to zero, or, if the Class A Notes, Class B Notes and Class C Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b) (i) through (x) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class D Notes to zero, and (B) following the occurrence and during the continuation of an Event of Default specified in Section 5.01(iii) of the Indenture, which has resulted in an acceleration of the Notes, the Servicer shall instruct the Bond Administrator to transfer, on behalf of the Indenture Trustee, the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b) (i) through (x) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero.

      Section 5.07. Reserve Account.

      (a) On or prior to the Closing Date the Issuer shall cause to have deposited an amount equal to the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes. The Reserve Account shall be an asset of the Issuer.

      (b) On each Distribution Date, the Servicer shall instruct the Bond Administrator in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.08) to withdraw, on behalf of the Indenture Trustee, the Reserve Account Withdrawal Amount, if any, and the Reserve Account Release Amount, if any, from the Reserve Account and deposit such Reserve Account Withdrawal Amount and such Reserve Account Release Amount into the Collection Account for distribution in the order of priority set forth in Section 5.06(b) no later than 12:00 noon, New York City time, on the Business Day prior to the related Distribution Date.

      (c) In the event that, on any Distribution Date, the amount on deposit in the Reserve Account shall be less than the Reserve Account Required Amount, the Total Distribution Amount remaining after the payment of the amounts set forth in Section 5.06(b)(i) through (vii), up to an amount equal to such shortfall, shall be deposited by the Bond Administrator, on behalf of the Indenture Trustee, to the Reserve Account on such Distribution Date.

      (d) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.06 following payment in full of all of the Outstanding Amount of the Notes and of the Class D Note Balance until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be paid to the Certificate Distribution Account.

      Section 5.08. Statements to Securityholders. On each Determination Date, the Servicer shall provide to the Bond Administrator (with a copy to each Rating Agency, Salomon Smith Barney Inc., the Back-up Servicer and each Paying Agent (if any)), and the Bond Administrator shall make available via its website at www.sf.citidirect.com to each Noteholder of record as of the most recent Record Date, and the Servicer shall provide to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibit A setting forth at least the following information as to the Securities to the extent applicable:

      (a) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal allocable to each Class of Notes on such Distribution Date;

      (b) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest allocable to each Class of Notes on such Distribution Date;

      (c) the amount of the Regular Principal Allocation for such Distribution Date;

      (d) the amount of the First Allocation of Principal, if any, for such Distribution Date;

      (e) the amount of the Second Allocation of Principal, if any, for such Distribution Date;

      (f) the amount of the Third Allocation of Principal, if any, for such Distribution Date;

      (g) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

      (h) the Outstanding Amount of each Class of Notes, the Note Pool Factor for each such Class, and the Note Balance for each such Class as of the close of business on the preceding Distribution Date, after giving effect to payments allocated to principal reported under clause (a) above;

      (i) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

      (j) the amount of the Supplemental Servicing Fee paid to CITSF with respect to the related Collection Period;

      (k) the respective amounts of the Owner Trustee Fee paid to the Owner Trustee, the Indenture Trustee Fee paid to the Indenture Trustee, the Bond Administrator Fee paid to the Bond Administrator and the Back-up Servicer Fee paid to the Back-up Servicer, in each case with respect to the related Collection Period;

      (l) the aggregate amounts of Realized Losses, if any, and Cram Down Losses, if any, separately identified, with respect to the related Collection Period;

      (m) the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on such Distribution Date, if any;

      (n) the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account, in each case with respect to such Distribution Date;

      (o) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

      (p) the aggregate principal balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

      (q) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-3 Interest Carryover Shortfall, the Class A-4 Interest Carryover Shortfall, the Class A-5 Interest Carryover Shortfall, the Class B Interest Carryover Shortfall, the Class C Interest Carryover Shortfall and the Class D Interest Carryover Shortfall, in each case after giving effect to payments on such Distribution Date, and any change in such amounts from the preceding statement;

      (r) the aggregate Purchase Amounts for Receivables, if any, that were or are to be purchased during or with respect to such Collection Period;

      (s) the aggregate Principal Balance and number of all Receivables with respect to which the related Financed Vehicle was repossessed;

      (t) the aggregate Principal Balance and number of Receivables with respect to which the Servicer granted an extension;

      (u) the aggregate Principal Balance of Receivables that are 60 days or more delinquent (including Receivables relating to Financed Vehicles that have been repossessed), as of such Determination Date, as a percentage of the aggregate principal balance of the Receivables as of such Determination Date;

      (v) the Cumulative Net Loss Rate as of such Determination Date;

      (w) the monthly average, as of such Determination Date, of the ratio of
(i) qualified loan collectors employed by the Servicer for contracts related to recreational vehicles (excluding employees involved in bankruptcies, repossessions, liquidations and employees included in clause (x) below) to
(ii) Receivables that are 60 days or more delinquent; and

      (x) the monthly average of the ratio of (i) qualified loan collectors employed by the Servicer (excluding employees included in clause (w) above) to
(ii) receivables that are fewer than 60 days delinquent.

      Each amount set forth on the Distribution Date Statement under clauses
(a), (b), (c), (d), (e), (f), (i), (j), (k) or (q) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

      Section 5.09. Interest Advances by the Servicer.

      (a) By the close of business on the day required by Section 5.02(a) or
Section 5.04 hereof, as applicable, the Servicer shall deposit into the Collection Account, out of its own funds, the related Advance.

      (b) On each Distribution Date, the Servicer shall be reimbursed for the Outstanding Amount Advanced, if any, in respect of each Receivable, but only to the extent of actual collections of late scheduled payments in respect of such Receivable, from amounts on deposit in the Collection Account, pursuant to Section 5.05(c).

      (c) If the Servicer determines that any Advance made pursuant to Section 5.09(a) has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall be reimbursed, on the Distribution Date immediately following the date of such determination, for the amount of such Nonrecoverable Advance, but only to the extent of such Outstanding Amount Advanced, from amounts on deposit in the Collection Account, pursuant to Section 5.05(c).

                                  ARTICLE VI

                                THE ORIGINATORS

      Section 6.01. Representations of Each Originator. Each Originator makes the following representations to the Depositor, Issuer, the Indenture Trustee and the Seller. The Issuer relies on such representations in accepting the Receivables and delivering the Notes. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

      To induce Depositor and Seller to enter into this Agreement and to originally purchase Receivables from the either Originator, each Originator makes the following representations and warranties to the Depositor and the Seller which representations and warranties shall be declared automatically made and stated on the Closing Date, and the Depositor and the Seller shall be declared to have relied upon such representations and warranties on the date hereof and on the Closing Date regardless of any independent investigation and/or review now, heretofore or hereafter made by the Depositor and the Seller, its attorneys or agents and regardless of any opportunity for any such investigation or review:

      (a) Organization and Good Standing. Each Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power to own its assets and to transact the business in which it is currently engaged. Each Originator is duly qualified to transact business, and has obtained all applicable licenses and approvals and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification.

      (b) Due Authorization. Each Originator has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of each Originator enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

      (c) No Consent Required. Neither Originator is required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement the failure of which so to obtain would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of each Originator or its ability to perform the transactions contemplated by this Agreement.

      (d) No Violations. The execution, delivery and performance of this Agreement by each Originator will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of either Originator, or constitute a breach of any material mortgage, indenture, contract or other agreement to which either Originator is a party or by which either Originator may be bound.

      (e) No Proceedings. There are no proceedings or investigations pending, or, to the best actual knowledge of each Originator, threatened against either Originator before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking any determination or ruling that, in the reasonable judgment of each Originator, would have a material adverse effect on the performance by each Originator of its obligations under this Agreement.

      (f) No Untrue Statements. Neither this agreement nor any statement, report or other document or information (including but not limited to information regarding loan loss, foreclosure and delinquency experience) furnished or to be furnished in connection with the sale of the Receivables to the Seller or pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

      Section 6.02. Corporate Existence. During the term of this Agreement, each Originator will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the United States or one of the States thereof and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

      Section 6.03. Liability of Originators; Indemnities. Each Originator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by each Originator under this Agreement (which shall not include distributions on account of the Notes).

      Section 6.04. Merger or Consolidation of, or Assumption of the Obligations of, each Originator. Any Person with which either Originator shall merge or consolidate shall be the successor to such Originator under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. Each Originator shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Servicer, the Back-up Servicer and the Rating Agencies. Notwithstanding the foregoing, neither Originator shall merge or consolidate with any other Person or permit any other Person to become a successor to such Originator's business unless (x) immediately after giving effect to such transaction, no representation or warranty made by such Originator pursuant to
Section 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), and (y) either (i) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables and reciting the details of such filings or (ii) no such action is necessary to preserve and protect such interest.

      Section 6.05. Limitation on Liability of each Originator and Others. Each Originator and any director, officer, employee or agent of either Originator may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Each Originator shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

      Section 6.06. Originators May Own Notes. Each Originator and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not either Originator or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

      Section 6.07. Hold Harmless. Each Originator shall protect, defend, indemnify and hold the Seller, the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee, the Bond Administrator, the Back-up Servicer, the Noteholders, the Certificateholders, the Underwriters and their respective assigns and their employees, officers, directors and agents harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred resulting from or relating to or arising out of the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by either Originator in this Agreement. These indemnity obligations shall be in addition to any obligation that either Originator may otherwise have.

                                  ARTICLE VII

                                 THE DEPOSITOR

      Section 7.01. Representations of Depositor. The Depositor makes the following representations to the Issuer, the Servicer, the Indenture Trustee and the Seller. The Issuer relies on such representations in accepting the Receivables and delivering the Notes. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

      (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

      (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

      (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been, duly authorized by the Depositor by all necessary corporate action.

      (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

      (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

      (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

      (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

      Section 7.02. Corporate Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

      Section 7.03. Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes).

      Section 7.04. Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this

Section 7.04 to the Owner Trustee, the Indenture Trustee, the Servicer, the Noteholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (x) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

      Section 7.05. Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

      Section 7.06. Depositor May Own Notes. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

      Section 7.07. Depositor to Provide Copies of Relevant Securities Filings. The Depositor shall provide or cause to be provided to the Servicer a copy of any document filed by the Depositor subsequent to the date hereof with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that relate specifically to the Trust or the Notes.

      Section 7.08. Amendment of Depositor's Organizational Documents. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

                                 ARTICLE VIII

                                  THE SELLER

      Section 8.01. Representations of Seller. The Seller makes the following representations to the Issuer, the Servicer, the Indenture Trustee. The Issuer relies on such representations in accepting the Receivables and delivering the Notes. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Seller to the Depositor and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

      (a) Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power to own assets and to transact the business in which it is currently engaged.

      (b) Due Authorization. The Seller had the power and authority to make, execute, deliver and perform this Agreement and of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

      (c) No Violations. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order of decree of any court or the Articles of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound that would have a material adverse effect on the performance by the Seller of its obligations under this Agreement.

      Section 8.02. Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement that in its opinion may involve it in any expense or liability.

                                  ARTICLE IX

                                 THE SERVICER

      Section 9.01. Representations of Servicer. The Servicer makes the following representations upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date (and in the case of subsections (a), (b), (i) and (j) as of any point during the term of the Agreement), and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee in accordance with the terms of the Indenture.

      (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer. The Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

      (b) Licenses and Approvals. The Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

      (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary action.

      (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

      (e) No Consent Required. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals and authorizations as have been obtained.

      (f) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Articles of Incorporation or Bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

      (g) No Proceedings. There is no litigation and there are no proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Servicer is a party.

      (h) Ability to Service. The Servicer is an experienced recreational vehicle servicer, with the facilities, procedures, and experienced personnel necessary for the sound servicing of receivables of the same type as the Receivables consistent with the servicing practices of prudent institutions which service recreational vehicle contracts of the same type as such Receivable where the related recreational vehicle is located.

      Section 9.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement and:

      (a) The Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Seller, the Issuer, the Owner Trustee, the Indenture Trustee and the Bond Administrator from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from (x) the negligent use or operation by the Servicer of a Financed Vehicle or (y) any negligent action taken, or negligently failed to be taken, by the Servicer with respect to any Financed Vehicle, to the extent such loss is not reimbursed pursuant to any Insurance Policy, the Servicer's errors and omission policy or any fidelity bond.

      (b) The Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Seller, the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Bond Administrator from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

      (c) The Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Seller, the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Bond Administrator from and against any and all costs, expenses, losses, damages, claims, and liabilities arising out of the servicing of any Receivable; provided, however, that any failure of the Servicer adequately to service the Receivables, which failure shall be caused by the failure of a custodian other than the Servicer to provide the Servicer with access to the Receivable Files in a commercially reasonable manner, shall not result in any indemnity obligation of the Servicer under this subsection (d).

      (d) The Servicer shall indemnify, defend and hold harmless the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Seller, the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Bond Administrator from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising from any failure by the Servicer to comply with the provisions of this Agreement relating to Forced Placed Insurance (including any violation by the Servicer of any applicable law in connection with the force placement of insurance or the receipt of any commissions related thereto) which materially and adversely affects the Trust's interest in any Receivable; provided, however, that nothing herein shall be construed to imply that the Servicer is obligated to force place insurance except to the extent otherwise required herein.

      For purposes of this Section, in the event of the termination of the rights and obligations of CITSF (or any successor thereto pursuant to Section 9.03) as Servicer pursuant to Section 10.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 10.03.

      Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

      Section 9.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 9.03 to the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Servicer, the Back-up Servicer and the Rating Agencies. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 9.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event or an Additional Servicer Termination Event shall have occurred, and (ii) either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

      Section 9.04. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of its shareholders, directors, officers, employees or agents shall be under any liability to the Seller, the Issuer, the Depositor, the Indenture Trustee, the Bond Administrator, the Owner Trustee or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer and any shareholder, director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

      Section 9.05. Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that 10 days' prior notice of such appointment shall have been given to each Rating Agency and each Rating Agency shall have notified the Servicer, the Owner Trustee and the Indenture Trustee in writing that such appointment satisfies the Rating Agency Condition; and provided further, however, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Issuer or the Noteholders shall have any responsibility therefor.

      Section 9.06. Servicer Not to Resign.

      (a) Subject to the provisions of Section 9.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

      (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until the Back-up Servicer (or another successor Servicer, if so appointed pursuant to the second sentence of Section 10.03(b)) shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.03. If the Back-up Servicer shall be legally unable to act as Servicer and if no successor Servicer shall have been appointed within 30 days of resignation or removal of the resigning Servicer, the Controlling Party may petition any court of competent jurisdiction for such appointment.

                                   ARTICLE X

                                    DEFAULT

      Section 10.01. Servicer Termination Events and Additional Servicer Termination Events.

      (a) For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

            (i) any failure by the Servicer to deposit into the Collection Account or the Paid-Ahead Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice is received by the Servicer or after discovery of such failure by a Responsible Officer of the Servicer;

            (ii) failure by the Servicer to deliver to the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Back-up Servicer and the Seller the Servicer's Certificate by the applicable Determination Date, which failure continues unremedied for a period of five Business Days, or to observe any covenant or agreement set forth in Section 4.05, which failure (A) materially and adversely affects the rights of the Noteholders and (B) continues unremedied for a period of thirty days after knowledge thereof by the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee, the Back-up Servicer or Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes;

            (iii) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (A) materially and adversely affects the rights of the Noteholders and (B) continues unremedied for a period of 60 days after discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by either the Back-up Servicer or Noteholders evidencing not less than 25% of the Outstanding Amount of the Controlling Class;

            (iv) the occurrence of an Insolvency Event with respect to the Servicer;

            (v) any assignment or delegation by the Servicer of its duties or rights hereunder except as specifically permitted hereunder, or any attempt to make such assignment or delegation; or

            (vi) any disqualification of the Servicer as an Eligible Servicer.

      (b) For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute an "Additional Servicer Termination Event":

            (i) the occurrence of a Termination Trigger Event;

            (ii) the monthly average of the ratio of (x) qualified loan collectors employed by the Servicer for contracts related to recreational vehicles (excluding employees involved in bankruptcies, repossessions, liquidations and employees included in clause (iii) below) to (y) Receivables that are 60 days or more delinquent becomes greater than 1 to 200; or

            (iii) the monthly average of the ratio of (x) qualified loan collectors employed by the Servicer (excluding employees included in clause (ii) above) to (y) receivables that are fewer than 60 days delinquent becomes greater than 1 to 300.

      Section 10.02. Consequences of a Servicer Termination Event or an Additional Servicer Termination Event. If a Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class, or, if no Notes are Outstanding, Certificateholders evidencing 25% of the percentage interests in the Certificates, shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. If an Additional Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Certificateholders evidencing 75% of the percentage interests in the Certificates shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. In either case, on or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Back-up Servicer or such other successor Servicer, if any, as shall have been appointed pursuant to the second sentence of Section 10.02(b); provided, however, that the Back-up Servicer or such other successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that the Back-up Servicer or such other successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The Back-up Servicer or such other successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Servicer agrees to cooperate with the Back-up Servicer or such other successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the Back-up Servicer or such other successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The terminated Servicer shall also provide the Back-up Servicer or such other successor Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties.

      Section 10.03. Appointment of Successor Servicer.

      (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.02 or upon the resignation of the Servicer pursuant to
Section 9.06, the Back-up Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee, the Indenture Trustee, the Bond Administrator and the Back-up Servicer (or such other successor Servicer, if so appointed pursuant to the second sentence of
Section 10.03(b)) shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If the Back-up Servicer or another successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 10.02 upon the occurrence of any Servicer Termination Event or any Additional Servicer Termination Event after its appointment as successor Servicer.

      (b) On and after the time the Servicer receives a notice of termination pursuant to Section 10.02 or upon the resignation of the Servicer pursuant to
Section 9.06, or if the Back-up Servicer is legally unable or unwilling to act as Servicer, the Controlling Party may exercise at any time its right to appoint a successor to the Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Bond Administrator, the Servicer, the Depositor, any Securityholders or any other Person if it does so. Notwithstanding the above, if the Back-up Servicer shall be legally unable to act as Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 25% of the Outstanding Amount of the Controlling Class may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Back-up Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. The Bond Administrator, on behalf of the Indenture Trustee, shall be entitled to withdraw from the Collection Account and remit to the successor Servicer or such other party entitled thereto all reasonably incurred Servicer transition costs.

      (c) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

      Section 10.04. Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Bond Administrator shall give prompt written notice thereof to the Noteholders and each Rating Agency.

      Section 10.05. Waiver of Past Defaults. Noteholders evidencing not less than a majority of the Outstanding Amount of the Controlling Class, or, if no Notes are Outstanding, Certificateholders evidencing not less than a majority of the percentage interests in the Certificates, may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except (i) a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement or (ii) a default that is, or with the giving of notice or lapse of time or both would become, an Additional Servicer Termination Event. Certificateholders evidencing not less than a majority of the percentage interests in the Certificates, may, on behalf of all Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences that is, or with the giving of notice or lapse of time or both would become, an Additional Servicer Termination Event. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event or Additional Servicer Termination Event, as applicable, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                  ARTICLE XI

                                  TERMINATION

      Section 11.01. Optional Purchase of All Receivables.

      (a) On each Determination Date as of which the Pool Balance is equal to or less than 10% of the Original Pool Balance, the Servicer shall have the option to purchase the Receivables. If the Servicer shall elect not to exercise such option, a Certificateholder evidencing 100% of the percentage interests in the Certificates shall have the option to purchase the Receivables, provided that such Certificateholder shall not be the Seller, the Depositor or any Affiliate thereof. To exercise such option, the Servicer or such Certificateholder, as applicable, shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the aggregate Purchase Amount for the Receivables (including Receivables that became Liquidated Receivables during the related Collection Period) and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

      (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Indenture Trustee, the Bond Administrator and the Back-up Servicer as soon as practicable after the Servicer has received notice thereof. Without limitation of the foregoing, the Servicer shall not exercise its option to purchase the Receivables pursuant to Section 11.01(a) unless the Servicer shall have given 30 days prior written notice of its intent to exercise such option to the Owner Trustee, the Indenture Trustee, the Bond Administrator and the Back-up Servicer.

      (c) If the Servicer shall exercise its option to purchase the Receivables pursuant to Section 11.01(a), any Certificateholder (unless such Certificateholder is the Seller, the Depositor or an Affiliate thereof) shall have the option to purchase such Receivables from the Servicer at a price equal to the lesser of (i) the price that the Servicer paid for such Receivables pursuant to Section 11.01(a) and (ii) the aggregate Purchase Amount for the Receivables on the date of purchase by such Certificateholder, net of collections on the Receivables retained by the Servicer, if any, as of such date.

      (d) With respect to the second sentence of Section 11.01(a), it is hereby acknowledged and agreed that, so long as the Certificate Trust is the holder of all Certificates, the Certificate Trust shall not be an Affiliate of the Seller or the Depositor if, and for so long as, no Affiliate of the Seller or the Depositor is a holder of any of the Beneficial Interests issued by the Certificate Trust.

                                  ARTICLE XII

                                 MISCELLANEOUS

      Section 12.01. Amendment.

      (a) This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee and the Issuer, without the consent of any of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes.

      (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee, Noteholders holding not less than a majority of the Outstanding Amount of the Class A Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class B Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class C Notes, Noteholders holding not less than a majority of the Outstanding Amount of the Class D Notes and Certificateholders evidencing not less than a majority of the percentage interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders, (ii) reduce the aforesaid percentage of the Outstanding Amount of the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes, the Noteholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Class A Notes, Class B Notes, Class C Notes and Class D Notes, or (iii) reduce the aforesaid percentage of the percentage interests in the Certificates, the Certificateholders of which are required to consent to any such amendment, without the consent of all of the Certificateholders.

      Promptly after the execution of any amendment or consent, the Bond Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

      It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

      Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.02(i)(A). The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

      This Agreement may not be amended in any manner that materially affects the rights or obligations of either Originator without the prior written consent of such Originator.

      Section 12.02. Protection of Title to Trust.

      (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Servicer shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing. In addition, the Seller and the Depositor hereby authorize the Issuer at any time and from time to time to prepare and file financing statements and amendments thereto in any jurisdiction as may be necessary or desirable to preserve, maintain and protect the interests of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof.

      (b) None of the Seller, the Depositor or the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c) Each of Seller, the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least five Business Days' prior written notice of any change in the jurisdiction of its organization if, as a result of such change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

      (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such

Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account and the Paid-Ahead Account in respect of each such Receivable.

      (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is owned by SSB RV Trust 2001-1 and pledged by SSB RV Trust 2001-1 to the Indenture Trustee for the benefit of the Noteholders. Indication of such Receivables' inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

      (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in recreational vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

      (g) The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

      (h) Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within fifteen Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

      (i) The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

            (A) promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest; and

            (B) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest.

      Each Opinion of Counsel referred to in clause (A) or (B) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

      Section 12.03. Notices. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 390 Greenwich Street, New York, NY 10013, Attention: SSB Vehicle Securities Inc.,
(b) in the case of the Servicer, the Custodian and an Originator to The CIT Group/Sales Financing, Inc., 715 South Metropolitan Avenue, Oklahoma 73108,
Attention: Pat Hickey and a copy to The CIT Group/Sales Financing, Inc., 1 Tyco Drive, Livingston, New Jersey 07039, Attention: General Counsel, (c) also in the case of an Originator to The CIT Group/Consumer Finance, Inc. 1 Tyco Drive, Livingston, New York 07039, Attention: General Counsel, (d) in the case of the Indenture Trustee, to U.S. Bank National Association, 180 East Fifth Street, St. Paul Minnesota 55101, Attention: Structured Finance/SSB RV Trust 2001-1, (e) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement); (f) in the case of the Bond Administrator, to Citibank, N.A., 111 Wall Street, 14th Floor, Zone 3, New York, New York 10005, Attention: Structured Finance Group, SSB RV Trust 2001-1, (g) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, and (h) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

      Section 12.04. Assignment by the Depositor or the Servicer.
Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 9.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

      Section 12.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Seller, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee, the Bond Administrator and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      Section 12.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 12.07. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

      Section 12.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 12.09. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 12.10. Assignment by Issuer. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

      Section 12.11. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer, the Certificate Trust or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer, the Certificate Trust or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer, the Certificate Trust or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer, the Certificate Trust or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer, the Certificate Trust or the Depositor.

      Section 12.12. Limitation of Liability of Owner Trustee and Indenture Trustee.

      (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by U.S. Bank National Association, not in its individual capacity but solely as Indenture Trustee, and in no event shall U.S. Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

                                 ARTICLE XIII

                             THE BACK-UP SERVICER

      Section 13.01. Appointment of Back-up Servicer. On or before each Distribution Date, the Servicer shall deliver to the Indenture Trustee and the Back-up Servicer a computer tape in a format acceptable to the Indenture Trustee and the Back-up Servicer containing the information with respect to the Receivables for the preceding Collection Period necessary for the preparation of the Servicer's Certificate and the verification required under
Section 13.02 relating to such Collection Period (the "Back-up Servicer Tape"). The duties of the Back-up Servicer set forth in Section 13.02 (the "Back-up Servicer Duties") shall be conducted by the Person so designated from time to time as Back-up Servicer in accordance with this Agreement. GMAC Mortgage Corporation is hereby initially designated as, and hereby agrees to perform, the duties and obligations of the Back-up Servicer pursuant to the terms hereof and each other Basic Document to which the Back-up Servicer is a party. Subject to the resignation of GMAC Mortgage Corporation as Back-up Servicer pursuant to Section 13.04 or the termination of GMAC Mortgage Corporation as Back-up Servicer pursuant to Section 13.06 and, in either case, the designation of a successor Back-up Servicer hereunder, GMAC Mortgage Corporation shall continue to perform the Back-up Servicer Duties, unless and until expressly agreed otherwise by the Issuer, the Servicer and the Indenture Trust.

      Section 13.02. Duties of Back-up Servicer. The Back-up Servicer, for the benefit of the Issuer and the Indenture Trustee, shall perform the following duties:

      (a) establish and maintain servicing functionality and procedures consistent with the duties of the Servicer and the Back-up Servicer under this Agreement;

      (b) perform an initial data mapping of the servicing data with respect to the Receivables on the Back-up Servicer Tape to the Back-up Servicer's servicing system based upon the initial Back-up Servicing Tape;

      (c) on a monthly basis, process the monthly electronic final balance and financial transactions from the Back-up Servicer Tape and reconcile such data to the Back-up Servicer's servicing system from the Back-up Servicer Tape;

      (d) on a monthly basis, review the monthly Servicer's Certificate and the monthly Distribution Date Statement and reconcile such Servicer's Certificate and Distribution Date Statement to the Back-up Servicer Tape;

      (e) in the event that the Back-up Servicer discovers a discrepancy or discrepancies with respect to such independent reconciliation described above, notify the Servicer thereof and attempt to reconcile such discrepancy or discrepancies with the Servicer; and

      (f) in the event that such discrepancy or discrepancies described above are not reconciled, report such discrepancy or discrepancies to the Depositor and the Indenture Trustee prior to the Determination Date immediately following the Distribution Date to which the Back-up Servicer Tape, Servicer's Certificate and/or Distribution Date Statement in question are related.

      Section 13.03. Backup Servicing Standard. The Back-up Servicer, for the benefit of the Issuer, the Indenture Trustee and the Securityholders, shall perform the Back-up Servicer Duties in accordance with all applicable federal, state or local laws and regulations and with the degree of skill, care and diligence of prudent lenders in the industry for the servicing of comparable assets, but in no event, with less skill, care and diligence that the Back-up Servicer exercises with respect to all comparable assets that it services for itself or others (such standards, the "Back-up Servicer Standard"). Other than the duties specifically set forth in this Agreement, the Back-up Servicer shall have no obligations hereunder, including, without limitation to supervise, verify, monitor, or administer the performance of the Servicer. The duties and obligations of the Back-up Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Back-up Servicer.

      Section 13.04. Limitation on Resignation of the Back-up Servicer. The Back-up Servicer shall not resign from the obligations and duties hereby imposed on it except (a) by mutual agreement among the Back-up Servicer, the Issuer and the Indenture Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any determination under clause (b) above pertaining the resignation of the Back-up Servicer shall be evidenced by an opinion of counsel (which counsel shall be acceptable to the Issuer and the Indenture Trustee) to such effect delivered to the Issuer, the Depositor and the Indenture Trustee. No such resignation shall become effective until a successor Back-up Servicer shall have assumed the Back-up Servicer's responsibilities, duties, liabilities and obligations hereunder. Any such successor Back-up Servicer must be an established servicer of vehicle loans and must be approved in writing by the Issuer, the Depositor and the Indenture Trustee.

      Section 13.05. Rights in Respect of the Back-up Servicer. The Back-up Servicer shall afford the Indenture Trustee, the Issuer and the Depositor, and the Bond Administrator, upon three (3) Business Days prior notice, during normal business hours access to all records maintained by the Back-up Servicer in respect of its rights and obligations hereunder and access to officers of the Back-up Servicer responsible for such obligations. Upon request, the Back-up Servicer shall furnish the Indenture Trustee, the Bond Administrator, the Issuer and the Depositor such information as the Back-up Servicer possesses regarding the transactions contemplated hereby and any circumstance that could reasonably be expected to affect the Back-up Servicer's ability to perform its obligations hereunder. The Indenture Trustee, the Bond Administrator and the Issuer shall not have any responsibility or liability for any action or failure to act by the Back-up Servicer, and are not obligated to supervise the performance of the Back-up Servicer under this Agreement or otherwise.

      Section 13.06. Termination.

      (a) Upon sixty (60) days' written notice, the Controlling Party may terminate all the rights and obligations of the Back-up Servicer under this Agreement as to any or all of the Receivables or Back-up Servicer Duties.

      (b) In the event that (a) notice of termination of this Agreement, or of termination of the rights and obligations of the Back-up Servicer hereunder, is given, or (b) the Back-up Servicer resigns in accordance with Section 13.04, the Back-up Servicer covenants that all funds and any item comprising a Receivable File in its possession relating to the affected Receivables (collectively, the "Backup Contract Records") shall, at the option of the Controlling Party, immediately upon receipt of notice of termination or the resignation of the Back-up Servicer, be submitted to the control of the Indenture Trustee.

      (c) Notwithstanding any termination of this Agreement, or of all or a portion of the rights and obligations of the Back-up Servicer hereunder, the Back-up Servicer shall not be relieved of liability for all amounts due, or responsibilities owed the Issuer, the Indenture Trustee or the Noteholders in respect of its obligations hereunder while it served as the Back-up Servicer. The Back-up Servicer forthwith upon such termination or resignation shall (a) use its best efforts to effect the orderly and efficient transfer of Back-up Servicer Duties to a new backup servicer or other designee selected by the Controlling Party, and (b) arrange for the physical transfer and delivery to the Controlling Party or to a new backup servicer or other designee selected by the Controlling Party of all records regarding the Receivables and copies thereof in its possession. Any successor servicer hereunder shall meet the requirement and be selected in accordance with the procedures specified in
Section 13.04. Notwithstanding any termination of this Agreement, or any termination of all the rights and obligations of the Back-up Servicer hereunder as to all or any number of Receivables, or any resignation of the Back-up Servicer, in any case pursuant to any provision of this Agreement, the Back-up Servicer shall be entitled to receive all amounts accrued and owing to it under this Agreement in accordance with Section 13.08 hereof and, in accordance with Section 5.06(b)(xiii), reimbursement of all reasonable expenses incurred by the outgoing Back-up Servicer in connection with the transfer of the back-up servicing function to a successor Back-up Servicer; provided, however, that in no case shall the amount of such reimbursed expenses exceed $50,000.

      Section 13.07. Resignation or Termination of Back-up Servicer. Upon the termination of the Back-up Servicer in accordance with Section 13.06 or the resignation of the Back-up Servicer in accordance with Section 13.04, and upon the Indenture Trustee's delivery of prior written notice of such termination or resignation to each Rating Agency, the Controlling Party shall appoint a successor Back-up Servicer that shall assume all of the responsibilities, duties, liabilities and obligations the Back-up Servicer hereunder, without further action by any Person. Any such successor Back-up Servicer must be an established servicer of vehicle loans and must be approved in writing by the Issuer, the Depositor and the Indenture Trustee. Any such appointment of a successor back-up servicer pursuant to this Section 13.07 shall occur as soon as reasonably practical (but, in any event, no later than 45 days) after the earlier of the date on which (a) the Controlling Party provides notice to the Back-up Servicer of the termination of the Back-up Servicer pursuant to
Section 13.06 or (b) the Back-up Servicer resigns in accordance with Section
13.04. Neither the Back-up Servicer nor any successor Back-up Servicer shall have

(i) any liability with respect to any obligation which was required to be performed by the terminated Back-up Servicer prior to the date that the successor Back-up Servicer became the Back-up Servicer or any claim of a third party based on any alleged action or inaction of the terminated Back-up Servicer and (ii) any obligation to pay any of the fees and expenses of any other party involved in this transaction.

      Section 13.08. Backup Servicing Fee. At any time the Back-up Servicer or one of its affiliates is not the Servicer hereunder, the Back-up Servicer shall be paid the Back-up Servicer Fee for the performance of its obligations as Back-up Servicer hereunder and under the Basic Documents. The Back-up Servicer Fee for each Distribution Date shall be paid in accordance with
Section 5.06(b)(iii).

      Section 13.09. Indemnity. The Back-up Servicer its officers, directors, agents and employees shall be indemnified and held harmless in accordance with the terms of the separate agreement between the Servicer and the Back-up Servicer, against any and all claims, losses, liabilities, damages or expenses (including, but not limited to, attorney's fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Back-up Servicer, except in each case to the extent arising from the Back-up Servicer's misfeasance, bad faith or negligence. The provisions of this Section 13.09 shall survive the resignation or removal of the Back-up Servicer and the termination of this Agreement.

      Section 13.10. Limitation of Liability.

      (a) In the absence of bad faith, negligence or misconduct on the part of the Back-up Servicer, the Back-up Servicer shall not be liable to the Issuer, the Indenture Trustee, the Seller or any other Person with respect to any action taken or not taken by it in the performance of its obligations under this Agreement. The obligations of the Back-up Servicer shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Back-up Servicer shall be implied with respect to this Agreement or the Back-up Servicer's services hereunder.

      (b) The Back-up Servicer may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Back-up Servicer to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Issuer, Indenture Trustee shall mean signature and presentation by an authorized representative whether such presentation is by personal delivery, express delivery or facsimile.

      (c) The Back-up Servicer may consult with counsel selected by it with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Back-up Servicer in reasonable reliance, in good faith, and in accordance therewith.

      (d) Except as expressly provided for herein, the provisions of this Agreement shall not require the Back-up Servicer to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable ground for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

      (e) The Back-up Servicer shall not be responsible or liable for, and makes no representation or warranty with respect, the validity, adequacy or perfection of any lien upon, or security interest in any Receivables or Receivable Files purported to be granted at any time to the Indenture Trustee.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              SSB RV TRUST 2001-1

                              By:   WILMINGTON TRUST COMPANY,
                                          not in its individual capacity
                                          but solely as Owner Trustee

                              By: ___________________________________
                                  Name:
                                  Title


                              SSB VEHICLE SECURITIES INC.,

                              By: ___________________________________
                                  Name:
                                  Title


                              SALOMON BROTHERS REALTY CORP.,

                              By: ___________________________________
                                  Name:
                                  Title

                              THE CIT GROUP/SALES FINANCING, INC.,

                              By: ___________________________________
                                  Name:
                                  Title

                              GMAC MORTGAGE CORPORATION,

                              By: ___________________________________
                                  Name:
                                  Title

                              THE CIT GROUP/CONSUMER FINANCE, INC. (NY),

                              By: ___________________________________
                                  Name:
                                  Title

                              CITIBANK, N.A.,
                                    not in its individual capacity
                                    but solely as Bond Administrator

                              By: ___________________________________
                                  Name:
                                  Title



                              U.S. BANK NATIONAL ASSOCIATION,
                                                not in its individual capacity
                                                but solely as Indenture
                              Trustee

                              By: ___________________________________
                                  Name:
                                  Title

                                  SCHEDULE A

                            Schedule of Receivables
                            -----------------------

                     [On file with the Indenture Trustee]

                                  SCHEDULE C


                         Location of Receivable Files
                         ----------------------------


The CIT Group/Sales Financing, Inc.
715 South Metropolitan Avenue
Oklahoma City, Oklahoma 73108

                                   EXHIBIT A


              Form of Distribution Date Statement to Noteholders
              --------------------------------------------------


      SSB RV Trust 2001-1 Distribution Date Statement to Securityholders

Principal Distribution Amount
---------------------------------------------------------------------------------------------------
  Class A-1 Notes:                          ($        per $1,000 original principal balance)

  Class A-2 Notes:                          ($        per $1,000 original principal balance)

  Class A-3 Notes:                          ($        per $1,000 original principal balance)

  Class A-4 Notes:                          ($        per $1,000 original principal balance)

  Class A-5 Notes:                          ($        per $1,000 original principal balance)

  Class B Notes:                            ($        per $1,000 original principal balance)

  Class C Notes:                            ($        per $1,000 original principal balance)

  Class D Notes:                            ($        per $1,000 original principal balance)



Interest Distribution Amount
---------------------------------------------------------------------------------------------------
  Class A-1 Notes:                          ($        per $1,000 original principal balance)

  Class A-2 Notes:                          ($        per $1,000 original principal balance)

  Class A-3 Notes:                          ($        per $1,000 original principal balance)

  Class A-4 Notes:                          ($        per $1,000 original principal balance)

  Class A-5 Notes:                          ($        per $1,000 original principal balance)

  Class B Notes:                            ($        per $1,000 original principal balance)

  Class C Notes:                            ($        per $1,000 original principal balance)

  Class D Notes:                            ($        per $1,000 original principal balance)

Regular Principal Allocation                ($        per $1,000 original principal balance)

First Allocation of Principal               ($        per $1,000 original principal balance)


Second Allocation of Principal              ($        per $1,000 original principal balance)

Third Allocation of Principal               ($        per $1,000 original principal balance)

Class A-1 Interest Carryover Shortfall      ($        per $1,000 original principal balance)
Class A-2 Interest Carryover Shortfall      ($        per $1,000 original principal balance)
Class A-3 Interest Carryover Shortfall      ($        per $1,000 original principal balance)
Class A-4 Interest Carryover Shortfall      ($        per $1,000 original principal balance)
Class A-5 Interest Carryover Shortfall      ($        per $1,000 original principal balance)
Class B Interest Carryover Shortfall        ($        per $1,000 original principal balance)
Class C Interest Carryover Shortfall        ($        per $1,000 original principal balance)
Class D Interest Carryover Shortfall        ($        per $1,000 original principal balance)

Distribution Date Payment Shortfall         ($        per $1,000 original principal balance)

Reserve Account Withdrawal Shortfall        ($        per $1,000 original principal balance)


Note Balance:
  Class A-1 Notes:
  Class A-2 Notes:
  Class A-3 Notes:
  Class A-4 Notes:
  Class A-5 Notes:
  Class B Notes:
  Class C Notes:
  Class D Notes:

Note Pool Factor:
  Class A-1 Notes:
  Class A-2 Notes:
  Class A-3 Notes:
  Class A-4 Notes:
  Class A-5 Notes:
  Class B Notes:
  Class C Notes:
  Class D Notes:

Servicing Fee     ($     per $1,000 original principal balance)

Supplemental Servicing Fee    ($     per $1,000 original principal balance)

Owner Trustee Fee ($     per $1,000 original principal balance)

Indenture Trustee Fee         ($     per $1,000 original principal balance)

Bond Administrator Fee  ($     per $1,000 original principal balance)

Back-up Servicer Fee          ($     per $1,000 original principal balance)

Pool Balance

Realized Losses

Cram Down Losses

Repossessed Receivables

Liquidated Receivables or Purchased Receivables

Receivables granted extensions or deferments

Purchase Amounts

Reserve Account Balance

Amount Deposited to Reserve Account

Principal Balance of Receivables that were delinquent:

      30 to 59 days
      60 to 89 days
      90 days or more

Amount Withdrawn from Reserve Account

                                   EXHIBIT B

                        FORM OF SERVICER'S CERTIFICATE
                        ------------------------------

                           [Available from Servicer]

                                   EXHIBIT C


                                  [RESERVED]
                                  ----------

                                   EXHIBIT D


      1. General. The Sale and Servicing Agreement creates a valid and continuing security interest (as defined in the UCC) in all of the Depositor's right, title and interest in and to the Receivables in favor of the Issuer which, (a) is enforceable upon execution of the Sale and Servicing Agreement against creditors of and purchasers from the Depositor as such enforceability may be limited by applicable Debtor Relief Laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens (other than Liens permitted pursuant to clause 5 below).

      2. Characterization. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102. The Depositor has taken all steps necessary to perfect its security interest against the Obligor in the Financed Vehicles securing the Receivables.

      3. Creation. Immediately prior to the conveyance of the Receivables pursuant to the Sale and Servicing Agreement, the Depositor owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

      4. Perfection. The Depositor has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Issuer under the Sale and Servicing Agreement in the Receivables. The Depositor will have caused within ten days of the effective date of the Sale and Servicing Agreement, the filing of financing statements against the Depositor and such originator in favor of the Issuer in connection herewith describing such Receivables and containing a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer."

      5. Priority. Other than the security interests granted to the Issuer pursuant to the Sale and Servicing Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables, the Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interests granted to the Issuer under the Sale and Servicing Agreement (ii) that has been terminated, or (iii) that has been granted pursuant to the terms of the Basic Documents. None of the tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they are pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.